Posting Supplement No. 255 dated June 24, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 372239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372239	$4,550	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372239. Member loan 372239 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,498 / month
Current employer:	Paul Bell	Debt-to-income ratio:	21.18%
Length of employment:	9 years 4 months	Location:	Oakland, CA

Home town:	Oakland
Current & past employers:	Paul Bell, Carpenters Local Union 713
Education:	Merritt College

This borrower member posted the following loan description, which has not been verified:

I have been married for one year now. My husband and I are in the market to purchase a new home as we have now rented out our former residence. We have been approved through our lender for 225K at this time, but we are looking for more purchasing power by eliminating current credit debts which is why I am looking to obtain this loan to consolidate a total of four of my credit debts. I only have five credit files total, with one being my car note. I am not attempting to modify this account because it is a joint account with my husband and he takes care of the payment for that. However I do have three credit cards and one signature loan that I would use this loan if obtained to pay off. I have no collections and I am current on every account and I will add that I have never been late. It's just that at this point with the economy the way it is I would prefer to have one bill with one due date instead of variations across the board. I have a job that I have been working for 9+ years as well as I recieve SS Disability and child support, also financial support from my husband. I know it is hard to believe one's word when you don't know them personally, therefore I can only offer my credit rating as being sufficient enough to support my statement that if in fact I am given this loan, it will be paid back on time and in full.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,125.00	Public Records On File:	1
Revolving Line Utilization:	64.30%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 376937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376937	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376937. Member loan 376937 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	2.82%
Length of employment:	1 year 2 months	Location:	Richmond, RI

Home town:	Providence
Current & past employers:	Wal-Mart Stores, Marine Corps
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

This money will be used for the purpose of investing in my education. Although I have the money and don't need this loan i would prefer not to use up all the cash at once but rater have it spread out over three years. I am a finance major and I own and operate a small business.

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,217.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382516	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382516. Member loan 382516 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bellco Glass, Inc	Debt-to-income ratio:	15.10%
Length of employment:	2 years	Location:	Vineland, NJ

Home town:
Current & past employers:	Bellco Glass, Inc
Education:	Cumberland County College

This borrower member posted the following loan description, which has not been verified:

I did not had any money for my sister marriage, so I thought to take it out from my personal credit cards and will pay back ASAP, but the credit card interest rate went up so high that my loan from credit card total amount was around $34,000.00 in mid year 2007 and I paid almost $20,000.00 till today, but my balance got down to only $14,500.00. I still have remaining debt of $19,500.00 left to pay off and I'm seeking some loan at lower interest rate, so I can get rid off my debt ASAP. I can make payments on my loan at $1000 a month or will try to pay more than that to get over with this situation as quick as possible. I'm paying 12.99% APR interest on my credit cards at this moment because of some special offers, but that interest rate is not fixed which is why I'm applying for this loan. I would like to get atleast same if not lower interest rate than that.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,738.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390572	$4,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390572. Member loan 390572 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	FutureVision Technologies	Debt-to-income ratio:	14.67%
Length of employment:	3 years	Location:	West Jordan, UT

Home town:
Current & past employers:	FutureVision Technologies
Education:	Utah State University, University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two high interest credit cards. The debt was incurred from trying to start a small business in 2007. I'm a good candidate because I have never missed a payment and am very responsible with my money.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,038.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391152	$4,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391152. Member loan 391152 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Sprint Nextel Corp.	Debt-to-income ratio:	20.89%
Length of employment:	8 years 5 months	Location:	Olathe, KS

Home town:	Kansas City
Current & past employers:	Sprint Nextel Corp., Valentine Radford
Education:	Baker University College of Arts and Sciences, University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

Help us to pay off our car and taxes. Resulting loan will decrease our current payment and improve our cash flow by $80 a month.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	58
Revolving Credit Balance:	$34,008.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396604	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396604. Member loan 396604 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	14.34%
Length of employment:	1 year 7 months	Location:	OKLAHOMA CITY, OK

Home town:	Oklahoma City
Current & past employers:	Self Employed, Carpenter
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Seeking to improve and repair an investment property in OKC near the Paseo Arts district. Property has no liens and consists of a 3 bedroom 1595sf house and a 1480sf commercial building with 2 spaces that can rented individually. I plan to use one space for myself as a recording/rehearsal space for my band and rent the other space in the commercial building and the house. I plan on doing most of the repair work myself and with the help of friends. I am a carpenter by trade and have been involved in many facets of construction for the past 9 years. I have friends with experience in electrical work, HVAC, and many other construction fields.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,644.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402075	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402075. Member loan 402075 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,160 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	3.37%
Length of employment:	1 year 5 months	Location:	Elyria, OH

Home town:	Cleveland
Current & past employers:	Cleveland Clinic
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married in a year. With down payments and money due up front we are finding ourselves putting things on credit cards. We have a total of about $25,000 spread out on several credit cards that were charged up due to my schooling and our upcoming wedding. We also bought a house and soon found out that owning a home can be very pricey. We recently had close to $3,000.00 worth of plumbing done, a Kitchen remodel after we found out we had to knock out a kitchen wall to replace gas lines that had been leaking and so on and so forth. My credit report and my fiances credit report both have no negative marks as we have never been late or missed any payments on these cards. We are currently spending well over $1,000 a month to pay the credit cards down and would love to consolidate to one payment with a set pay off date as we are starting to feel that there is no end in sight. If this is something that someone would be willing to finance, this would be a huge weight lifted off of our shoulders. Thanks!

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,158.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403739	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403739. Member loan 403739 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,367 / month
Current employer:	Hartford Fire Insurance	Debt-to-income ratio:	0.41%
Length of employment:	3 years 3 months	Location:	SOUTH GATE, CA

Home town:	Hollywood
Current & past employers:	Hartford Fire Insurance, Provident Funding Associates, LLP
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan so that I may have some extra cash to qualify for a home loan. I am a responsible candidate as I have good credit and have drastically improved my credit over the last four years since I have graduated college. I have been at my current job for over 3 years and make a decent salary. I work as an auditor, so I would consider myself pretty good with finances and consider my job stable even in this economy. I am planning on purchasing a new home as the prices are now well within my range. I haven't been able to save much for a down payment as I have been making monthly rent payments and have been trying to help out my little brother with his college expenses. I would normally ask my dad for extra cash, but he was laid off a few months ago and has been dipping into his savings to make the mortgage payments. He will begin to take draws from his IRA next year so I don't want to bother him until then. Right now I want to take advantage of government programs that offer credit to first time home buyers while I can and while the prices on homes are low. I would really appreciate any extra cash as it would help me finally purchase my first home.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$411.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408085	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408085. Member loan 408085 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	lcom inc	Debt-to-income ratio:	13.45%
Length of employment:	4 years 3 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	lcom inc
Education:

This borrower member posted the following loan description, which has not been verified:

My intention is to satisfy a $2500 medical deductible due immediately as well as paying my credit card.As far as a responsible candidate,this is why Im applying so my credibility stays intact with this loan. thanx

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,274.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409840	$14,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409840. Member loan 409840 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cargill	Debt-to-income ratio:	12.40%
Length of employment:	7 months	Location:	WAUKESHA, WI

Home town:	Sioux City
Current & past employers:	Cargill, Interbake Foods
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay of my personal debt from a business. We have just sold the business, so I will not accrue more debt from this, but we need to pay it off now so that is why I am securing a loan.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409887	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409887. Member loan 409887 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Hotwire Communications	Debt-to-income ratio:	0.65%
Length of employment:	n/a	Location:	Philadelphia, PA

Home town:	Old Tappan
Current & past employers:	Hotwire Communications
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I'm a new college graduate beginning a new job in the accounting field and I need a reliable used car to get me to and from work and around town. My job is a permanent position in the accounting department at a growing telecommunications company.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,097.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411129	$2,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411129. Member loan 411129 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,500 / month
Current employer:	Oxic Networks	Debt-to-income ratio:	7.47%
Length of employment:	4 years 7 months	Location:	Herrin, IL

Home town:	Herrin
Current & past employers:	Oxic Networks
Education:	John A Logan College

This borrower member posted the following loan description, which has not been verified:

consolidation

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,831.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 411341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411341	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411341. Member loan 411341 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	0.46%
Length of employment:	8 years 4 months	Location:	Camillus, NY

Home town:	Rochester
Current & past employers:	Lockheed Martin Corp.
Education:	SUNY at Buffalo, Columbia College or Missouri

This borrower member posted the following loan description, which has not been verified:

Will pay often and as early as possible

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,373.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411487	$14,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411487. Member loan 411487 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Spine and Pain Medicine Center	Debt-to-income ratio:	21.70%
Length of employment:	5 years	Location:	Port Richey, FL

Home town:	Bronx
Current & past employers:	Spine and Pain Medicine Center, ups, Franks Nursery and Crafts
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Guys! Wanted to start out by saying I have always had good to great credit and I am very responsible about paying the bills on time, most of the time paying more than the minimum. I have been a single mom with 3 kids for 5 years now and have been able to stay ahead of the game without much or any help from my ex, unfortunately like many other folks these days, I'm beginning to become overwhelmed and I can feel it's about to cave in sometime soon. Before that happens I want to see if you would qualify me for a loan so I can throw my cuurent credit card debt which is now about 800.00 monthly, into 1 payment with a fixed monthly payment and for a set length of time instead of paying forever. I promise you will not regret giving me the opportunity to become a client of yours. Thank You

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,680.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412471	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412471. Member loan 412471 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,883 / month
Current employer:	Ambrose Employer Group	Debt-to-income ratio:	1.96%
Length of employment:	3 years 2 months	Location:	Brooklyn, NY

Home town:	New York
Current & past employers:	Ambrose Employer Group, ALS Association, Greater New York Chapter
Education:	Hampshire College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a vehicle from a private party and require financing to do so. I have been working in the IT field for almost 10 years. My credit during that time has been improving every year. I have a dependable and well paying job during these uncertain times. I am single. I would rather purchase from an individual that I can get a better price from, than from a dealer.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,127.00	Public Records On File:	1
Revolving Line Utilization:	83.70%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412812	$4,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412812. Member loan 412812 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Bj's Restaurant and Brewery	Debt-to-income ratio:	23.07%
Length of employment:	2 years 7 months	Location:	Moreno Valley, CA

Home town:	Moreno Valley
Current & past employers:	Bj's Restaurant and Brewery
Education:	Riverside Community College

This borrower member posted the following loan description, which has not been verified:

I have recently been accepted into the Dental Hygiene Program at Riverside Community College and need this loan to cover my rent, car, and child during my 2 years of being a full time student.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,961.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413524	$12,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413524. Member loan 413524 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	9.32%
Length of employment:	3 years	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Bank of America, Data Doctors, Arizona Science Center, AT&T Inc.
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate my debt at a better interest rate. I have excellent credit history and have never defaulted on a lender. I currently work for a bank and have passed many credit checks for reliability. I would like to have one monthly payment to assist in a quicker payoff on my current debt. I have a solid paying job and would make an excellent candidate for a loan of this type.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,636.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414873	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414873. Member loan 414873 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$14,000 / month
Current employer:	Wander Lust Entertainment	Debt-to-income ratio:	1.81%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	St Louis
Current & past employers:	Wander Lust Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,832.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415292	$7,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415292. Member loan 415292 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Intrust Bank	Debt-to-income ratio:	7.01%
Length of employment:	33 years	Location:	WICHITA, KS

Home town:
Current & past employers:	Intrust Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate cards and remodel home. I have worked at a the same bank for 33 years. We own our home and all vehicles

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,147.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415313	$21,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415313. Member loan 415313 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,416 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	REDLANDS, CA

Home town:	Guadalajara
Current & past employers:	San Bernardino County, Burbank Airport, CA., Disneyland Resort, CA
Education:	Cal State Los Angeles, Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I intend to use my loan to zero my two credit cards, line of credit, and a personal loan. I intend to cancel all but one credit card and close my line of credit. I would like to reduce my remaining credit card to a limit of less than $1000.00 for emergency purposes. At this time I can meet all of my monthly debt, but I cannot get ahead with the given interests. I have a 4 year degree in Aviation Management and I currently work for San Bernardino County Airport in California. I rent a room in a home and I have one dependant that currently lives abroad. I work full time and my employer offers me plenty of overtime a month. I currently live alone and I do not live an extravagant lifestyle.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,826.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415343	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415343. Member loan 415343 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Wander LUst Entertainment	Debt-to-income ratio:	7.72%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	ST Louis
Current & past employers:	Wander LUst Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$32,716.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415375	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415375. Member loan 415375 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	United States Shooting Academy	Debt-to-income ratio:	16.85%
Length of employment:	1 month	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	United States Shooting Academy, United States Marine Corps
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Looking to establish a loan for a used motorcycle to be used as transportation to/from school and work. Clean credit history, no late payments other than one being disputed through Experian. Have stable guaranteed income from multiple sources including the US Government.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415391	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415391. Member loan 415391 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,583 / month
Current employer:	Columbia Univeristy/AMNH	Debt-to-income ratio:	0.46%
Length of employment:	2 years 11 months	Location:	New York, NY

Home town:	Denver
Current & past employers:	Columbia Univeristy/AMNH, The American Museum of Natural History, National Geographic
Education:	University of California-San Diego (UCSD), Columbia University in the City of New York, The American Museum of Natural History

This borrower member posted the following loan description, which has not been verified:

This motorcycle will be used in part to perform biological inventories in Central Africa and to conduct conservation surveys.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	7
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415564	$1,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415564. Member loan 415564 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Washington State University	Debt-to-income ratio:	6.67%
Length of employment:	1 year	Location:	PULLMAN, WA

Home town:	Coeur D Alene
Current & past employers:	Washington State University, Wal-Mart Stores, Jamba Juice
Education:	North Idaho College, University of Idaho, Washington State University

This borrower member posted the following loan description, which has not been verified:

to pay rent and bills throughout the summer until my teaching job begins again in the Fall

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415585	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415585. Member loan 415585 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	University of Cincinnati	Debt-to-income ratio:	19.18%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:	Cincinnati
Current & past employers:	University of Cincinnati, Hillcrest Training School
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a graduate student in a doctoral program. I plan to use the money to invest in my education.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415594	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415594. Member loan 415594 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	3.00%
Length of employment:	2 years 5 months	Location:	Fresno, CA

Home town:	Sanger
Current & past employers:	Program Leader
Education:	California State University-Fresno (CSUF)

This borrower member posted the following loan description, which has not been verified:

The loan amount requesting will be used for getting dental work done and for paying for my tuition and some of my left over debts. Any assistant in helping me getting this loan will greatly be appreciated.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,449.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415631	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415631. Member loan 415631 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Publix Supermarkets, Inc	Debt-to-income ratio:	18.53%
Length of employment:	4 years 6 months	Location:	Norcross, GA

Home town:	Champaign
Current & past employers:	Publix Supermarkets, Inc
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I am seekinf financing for a retail business venture I have planned. I am out of the Atlanta area and I am planning on opening a chain of retail clothing stores here. I have everything set-up and I am now in the process of securing the remaining finances needed to get the venture off the ground. I have a stable job currently and a stable credit history. I think I will be able to get the financing, but I am exhausting all possible options in my search. I have a business plan that can be reviewed and I can personally answer any questions you may have about myself or the business.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415658	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415658. Member loan 415658 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Lockheed Martin Corp./DCR Inc.	Debt-to-income ratio:	13.88%
Length of employment:	1 year 6 months	Location:	San Jose, CA

Home town:	San Ramon
Current & past employers:	Lockheed Martin Corp./DCR Inc., In-N-Out
Education:	California State University-Chico (CSU Chico), Butte College, Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Loan needed to clear high interest credit card - interest rate is high and with how much interest/payments are it is not worth keeping a balance on the card. I'd prefer to pay a fixed monthly payment at a lower interest rate. I have a stable job working for Lockheed Martin/DCR Inc. (Q.A. Engineer) I always make my payments and I always make them on time.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,199.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415691	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415691. Member loan 415691 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415878	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415878. Member loan 415878 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,672 / month
Current employer:	n/a	Debt-to-income ratio:	19.04%
Length of employment:	n/a	Location:	Elroy, WI

Home town:	Richland Center
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to purchase a utility tractor from our neighbors who are selling their home. They have a John Deere Tractor with a bucket and cab they are looking to sell. I live in the country and have an extremely long and hilly driveway and the purchase of this tractor would be to plow the driveway during the winter months as well as grading the gravel on the driveway during the spring/summer months. I am a responsible person and can be trusted to pay back this loan. I was referred to you buy E-Loan, who I have heard great things about and thought I would give them a try instead of going to my local bank. I would appreciate an approval of my anticipated purchase. Thank you.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$336.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415931	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415931. Member loan 415931 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kewill Solutions	Debt-to-income ratio:	14.61%
Length of employment:	9 years	Location:	New York, NY

Home town:	Quincy
Current & past employers:	Kewill Solutions, Clearcross Ltd
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

If I can secure a loan for the amount requested.....I will be able to pay off my credit card debt and pay off the loan within 2 years. My current credit rating is between 680 to 700. My annual income is 70,000 a year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,168.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 415990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415990	$9,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415990. Member loan 415990 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Lansing Police Department	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	LANSING, MI

Home town:	Ann Arbor
Current & past employers:	City of Lansing Police Department
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and have purchased a new home. I am trying to consolidate and pay off several credit cards that my ex wife and I shared.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,558.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416011	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416011. Member loan 416011 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Placer County Water Agency	Debt-to-income ratio:	20.54%
Length of employment:	3 years 8 months	Location:	Grass Valley, CA

Home town:	Fountain Valley
Current & past employers:	Placer County Water Agency, PC Solutions Of Auburn
Education:

This borrower member posted the following loan description, which has not been verified:

I plan on using the money from this loan to consolidate my credit card debt into a single payment. I will be closing my cards, except for the one I have had the longest, and plan on paying this debt off over the next 2 years. While I have maintained some credit card debt over the years, I have always made timely payments and always pay more than the minimum. I have a reliable career with a local government special district and have been employed here for 5 years. I take my debt and my credit seriously and am working to clear my outstanding debt so I can purchase a home in the near future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,777.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416047	$10,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416047. Member loan 416047 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	10.74%
Length of employment:	10 years	Location:	San Clemente, CA

Home town:	los angeles
Current & past employers:	self
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

I am a single parent and am in my final semester of nursing school at Saddleback College in Mission Viejo, Ca. I need assistance getting through the next nine months untill I graduate and begin working as an R.N.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,783.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416154	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416154. Member loan 416154 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Coconino County Juvenile Court	Debt-to-income ratio:	1.04%
Length of employment:	12 years 3 months	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Coconino County Juvenile Court
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I've worked in my field for over 30 years...I need $10,000 to expand a fragrance business. Thanks for your help

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416169	$14,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416169. Member loan 416169 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Live Well Training and Get in Shape for Women	Debt-to-income ratio:	10.58%
Length of employment:	1 year	Location:	Arlington, MA

Home town:	Portsmouth
Current & past employers:	Live Well Training and Get in Shape for Women, Simmons College, Barnes & Noble
Education:	Tufts University, University of Massachusetts

This borrower member posted the following loan description, which has not been verified:

My wife and I are opening a small group personal training studio (groups of 4 people at a time) on September 1. We will be franchisees within an existing successful regional franchise. Each of the other 23 locations has been profitable from the first month of opening, thanks to a solid business model and pooled marketing resources. In addition to running a profitable in-home personal training business, I have been working a few hours per week in one of these existing locations as a personal trainer for research and assessment. From that perspective and experience, I feel strongly that their personal training model is sound and effective, as is their business model. The lead, sales, and new customer experience, accountability measures, and ongoing warm and extensive customer service are all part of what makes these studios successful. Beyond that, a small group training studio has far more profit potential than my successful in-home training business can ever hope to. There are no direct competitors for this business yet - most similar businesses (such as Fitness Together) do simultaneous multiple one-on-one pt sessions and as a result must have a large space and therefore higher overhead and higher price point. Or are like Curves and do not actually provide personal training (and have a number of other built-in problems impeding their success). The small group aspect allows for relatively high volume in a small space. The price point is high enough for a good profit margin (because clients receive quality personalized training) but low enough to be competitive in the personal training field (because of the small group aspect). We have completed a strong business plan, talked to most of the current owners, and have committed our own resources to making this happen. With most of the $ resources in place that we believe we will need to start up successfully, we are just down to raising a remaining $15-25k to have as working capital. As an aside, we have also substantially revisited and revised our long-term financial planning. As proud parents to a 17-month old son, we definitely see this business, and the 1-2 more locations we hope to open in the next five years as the building blocks to a modest but comfortable living for our family. But know that we also plan to use our financial success as a jumping off point to fund yoga and meditation instruction in schools for both kids and teachers. My wife is both a higher education fundraising consultant and also a children's yoga instructor. Through her work, we have seen that there is growing interest and research supporting such efforts in K-12 schools, but often not enough funding to make it happen. Those who invest in getting our personal training business off the ground are also investing in that future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416175	$18,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416175. Member loan 416175 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,467 / month
Current employer:	COLUMBUS TECHNICAL COLLEGE	Debt-to-income ratio:	21.59%
Length of employment:	4 years 2 months	Location:	COLUMBUS, GA

Home town:	Oklahoma City
Current & past employers:	COLUMBUS TECHNICAL COLLEGE
Education:	Troy State University at Phoenix City

This borrower member posted the following loan description, which has not been verified:

THIS LOAN WILL BE USED TO PAY OFF HIGH INTEREST CREDIT CARDS AND SMALLER BILLS TO LOWER MONTHLY PAYMENTS. I WILL USE AUTOMATIC DEBIT EACH MONTH TO PAY BACK THIS LOAN AND INTEND TO PAY IT OFF BEFORE THE 36 MONTHS. I PAY ALL MY BILLS ON TIME AND MORE THAN WHAT IS DUE.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	36	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	79	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,169.00	Public Records On File:	1
Revolving Line Utilization:	20.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416176	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416176. Member loan 416176 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Plateau Systems	Debt-to-income ratio:	11.87%
Length of employment:	1 year 6 months	Location:	arlington, VA

Home town:	Mumbai
Current & past employers:	Plateau Systems
Education:	University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

I have been running a successful event management company for past 2 years. We have had many successful events in this past 2 years and now we have a very big opportunity with Indian's # 1 STAR TV. We are hostng star tv's biggest FUN show 'The great Indian Laughter Nite' in 10 cities in USA. This show is bound to be success. I need investment amount upfront for this event. Please check www.laughternite2009.com for more details on the mega event

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,951.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416197	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416197. Member loan 416197 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Van Buren Police	Debt-to-income ratio:	6.51%
Length of employment:	14 years 5 months	Location:	Belleville, MI

Home town:	Maccomb
Current & past employers:	Van Buren Police
Education:	Maccomb

This borrower member posted the following loan description, which has not been verified:

I need some extra money to help fund my wedding, so I am not short changing myself

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,991.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416214	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416214. Member loan 416214 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	douglas catering	Debt-to-income ratio:	21.93%
Length of employment:	13 years 3 months	Location:	KEARNY, NJ

Home town:	KEARNY
Current & past employers:	douglas catering
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to purchase my long dream of a motorcycle.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$43,793.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416239	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416239. Member loan 416239 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Grove Dental Associates	Debt-to-income ratio:	15.49%
Length of employment:	3 years 6 months	Location:	BOLINGBROOK, IL

Home town:	Augsburg
Current & past employers:	Grove Dental Associates, Walgreens
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

Hello. I'm looking at the foreclosure homes for a permanent home. I have found a few that I really like. They just need a little TLC and they won't sit rotting away making the neighborhood look bad. I have two children and we're tired of renting. We want a backyard. Buying a foreclosure home gives us that opportuny to have a decent size house in a good neighborhood. It will give me the chance to invest rather than throwing the money out by renting. I am looking to spend no more than what I spend in rent a month as far as mortgage goes. I am finding out there are a lot of places in my budget and now is the perfect time to buy. Thank you for taking time out for me. We appreciate it.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,968.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416277	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416277. Member loan 416277 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	RAM Computer Services, LLC	Debt-to-income ratio:	11.38%
Length of employment:	7 years	Location:	Hammond, LA

Home town:	Kenner
Current & past employers:	RAM Computer Services, LLC, I-55 Internet
Education:	Southeastern Louisiana University

This borrower member posted the following loan description, which has not been verified:

I have a credit card with high interest. I simply want to save a few hundred dollars a month to get rid of the debt faster. I have a very successful computer services business that I have been running for the last 7 years, and my wife is a successful personal banker at Chase, a position she has had for 2 years.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,789.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416354	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416354. Member loan 416354 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Alton & Bird, LLP	Debt-to-income ratio:	23.80%
Length of employment:	9 years	Location:	Powder Springs, GA

Home town:	Fort Campbell
Current & past employers:	Alton & Bird, LLP, Alston & Bird LLP
Education:	Grantham University

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my family's debt into one simple payment. We have been working to lower our debt and hae made some progress but feel things would be easier and save us some money by consolidating everything at a lower rate. We have no problem paying our bills each month but have little left afterwards and feel any dent we make on our debt is small but still a step in the righ direction. We have been very good at paying our bills on time. We own our own home going on 11 years and have faithfully paid our mortgage on time with never a problem. Please consider us a reliable, responsible candidate for a loan.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,136.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416355	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416355. Member loan 416355 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	12.06%
Length of employment:	5 years	Location:	Oswego, IL

Home town:	St. Anne
Current & past employers:	JPMorgan Chase & Co.
Education:	Roosevelt University

This borrower member posted the following loan description, which has not been verified:

We are wanting to consolidate our credit cards into one payment.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,651.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416365	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416365. Member loan 416365 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southwestern Company	Debt-to-income ratio:	5.40%
Length of employment:	5 months	Location:	san antonio, TX

Home town:	Detriot
Current & past employers:	Southwestern Company
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in need of the loan because I am looking into purchasing a vehicle and I am in the process of moving. Need it to get a start and to be completly able to do so with this loan will give me the start that I need. As you can see I have good credit and I know that having good credit is essential in this day and age. I will be on time with the payments and plan on having the loan paid off before the deadline. I have a good job that has a promising future.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416373	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416373. Member loan 416373 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	6.80%
Length of employment:	6 years 6 months	Location:	Lehigh Acres, FL

Home town:	Havana
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

Dedicated to making BIOFUELS available to Miami and South Florida. We have arranged to operate as a broker. In that way we can help ourselves finance the costs of our processing plant and distribution center. We need to get funded to start small brokerage operations from which we can grow. Initial funding will also cover a small pilot plant in an industrial-zoned 1,200 sq. ft. warehouse. Please consider this as an opportunity to fund a team that has a dream to trickle in some much needed change in the way we all do business in clean, renewable, sustainable, and alternative energy. We have a business plan upon request. Please Contact: ISRAEL CASTELLANOS THANK YOU very much for your consideration.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,181.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 416406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416406	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416406. Member loan 416406 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	meriter hospital	Debt-to-income ratio:	16.82%
Length of employment:	1 year 1 month	Location:	SAUK CITY, WI

Home town:	milwaukee
Current & past employers:	meriter hospital, Theda Care
Education:	university of wisconsin, Ferris State University, St. George University school of medicine, Saginaw Valley State University

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to improve my water filtration system as well as landscape improvement. I am a hard working physician who has paid back debts that I have incurred.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	35
Revolving Credit Balance:	$70,524.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416486	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416486. Member loan 416486 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Sony	Debt-to-income ratio:	10.07%
Length of employment:	1 year 1 month	Location:	Larkspur, CA

Home town:	Ontario
Current & past employers:	Sony
Education:	University of Western Ontario

This borrower member posted the following loan description, which has not been verified:

Hello, Like many people these days, we had a series of events that sent us on a downward spiral financially. A bad accountant caused us to lose much of our savings to back taxes, fees and interest. Husband was out of work for six months and, then a major illness all within two years. We were careful enough with our money that we didn't have financial catastrophe but, it did create some debt which we want to re-finance at the lowest rate possible. We sold our house and, scaled down to help our situation but, it was too recent for an equity line or loan. We pay all of our bills on time primarily through automatic billpay and, plan on retiring a couple cards once they are paid off. Thanks for putting your money to work in small ways. ska

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	6
Revolving Credit Balance:	$33,697.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416498	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416498. Member loan 416498 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	cnc provisions	Debt-to-income ratio:	18.89%
Length of employment:	3 years 10 months	Location:	roanoke, VA

Home town:	olean
Current & past employers:	cnc provisions, gnc
Education:	ecc

This borrower member posted the following loan description, which has not been verified:

looking to do a little home improvement jobs and consolidate some bills

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,334.00	Public Records On File:	1
Revolving Line Utilization:	68.10%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416518	$6,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416518. Member loan 416518 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Rochester General Hospital	Debt-to-income ratio:	24.60%
Length of employment:	2 years 8 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Rochester General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for an 8500.00 loan to purchase a used motorcycle. I have saved up about 2000.00 to put down on it. The bike is an 07 leftover Yamaha XV1900 Statoliner that is 4500 off list.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$8,348.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416558	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416558. Member loan 416558 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,297 / month
Current employer:	Arizona Dept. of Public Safety	Debt-to-income ratio:	24.09%
Length of employment:	4 years 3 months	Location:	PHOENIX, AZ

Home town:	Casper
Current & past employers:	Arizona Dept. of Public Safety, Blood Systems Laboratories - UBS, Analytical Research Laboratories
Education:	Casper College, University of Wyoming, University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate 5 credit cards with APR rates around 25%. I have been trying to pay off these cards over the last 2 years but the rates have continued to rise. I pay on time and I pay the minimum monthly fee. Currently, I pay around $750 a month total for all the cards. Ideally, I would like to make one huge payment a month and have a lower interest rate. I got into this debt situation due to an ugly divorce in 2006. I have a good job working as a Criminalist in the DNA unit for the Arizona Department of Public Safety - State Crime Lab. I have been employed by them for 4 years and love my job. I am lucky to have the opportunity to earn overtime which has helped me in paying off the credit cards. I recently received a pay increase and my goal is to have all the debt payed off by August 2010. I feel I can achieve this goal by a debt consolidation loan. Thank you for your time and consideration. Sincerely, Courtney Collums

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,180.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416575	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416575. Member loan 416575 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PricewaterhouseCoopers LLC	Debt-to-income ratio:	19.23%
Length of employment:	1 year 3 months	Location:	San Diego, CA

Home town:
Current & past employers:	PricewaterhouseCoopers LLC, PricewaterhouseCoopers LLC, US Army
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hello, My credit card has increased my rate from 10% to 22% for "economic reasons". I have never missed a payment on my credit or car payments. I still carry a balance from my last year of college when I was unemployed. I'm currently an auditor at one of the Big 4 accounting firms. I follow a strict budget and would like to pay off my debt at a cheaper insurance rate. Thanks for your help, JC

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,140.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416576	$5,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416576. Member loan 416576 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	16.61%
Length of employment:	10 years	Location:	anna, TX

Home town:
Current & past employers:	Capital One Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I am working towards an MBA degree program at Amberton University. They do not endorse or participate in any federal or state loan program.I intent to use this money for tuition ,books and other educational related expenses.I also need to purchase a used car for cash , cause the one i have owned for the past 15 years , has over 250 thousand miles , and has served its purpose .I am a good candidate cause I have always taken care of my obligations, and offcourse once I graduate , I should be in a very good position to have an excellent job. I have also been employed with the same company for 10 years.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	68
Revolving Credit Balance:	$11,049.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 416618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416618	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416618. Member loan 416618 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Need to refinance Citibank credit card that has a high interest rate

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,752.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416646	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416646. Member loan 416646 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Richard Eddy Insurance & Financial Services	Debt-to-income ratio:	15.72%
Length of employment:	4 years 1 month	Location:	La Verne, CA

Home town:
Current & past employers:	Richard Eddy Insurance & Financial Services
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

I have recently expanded into newer and larger office space. This move allows me to service my clients with more efficiency while taking on more clients. This loan would be primarily for reserve capital.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,244.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416649	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416649. Member loan 416649 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Focus On recovery-United, Inc.	Debt-to-income ratio:	9.92%
Length of employment:	7 years	Location:	Willimantic, CT

Home town:	Poole
Current & past employers:	Focus On recovery-United, Inc., Inter-Community Mental Health Group, Inc, University of Connecticut
Education:	Macomb Community College, Cambridge College

This borrower member posted the following loan description, which has not been verified:

Requested funds are to replace bathtib, siding, gutters etc to my home.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	80
Revolving Credit Balance:	$11,440.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416653	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416653. Member loan 416653 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Chicago Park District	Debt-to-income ratio:	12.80%
Length of employment:	5 years 1 month	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Chicago Park District
Education:	City Colleges of Chicago-Wilbur Wright College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan for the purose of consolidating my debt.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$877.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416656	$7,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416656. Member loan 416656 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,425 / month
Current employer:	Avnet Electronics	Debt-to-income ratio:	16.97%
Length of employment:	10 years 3 months	Location:	Grovetown, GA

Home town:	Binghamton
Current & past employers:	Avnet Electronics
Education:	SUNY Oswego

This borrower member posted the following loan description, which has not been verified:

We are in need of money to pay for our upcoming August wedding. We'd like to take out a loan to pay for these expenses versus using high interest credit cards. We pay bills on time and often before they're due. We can't wait to begin the rest of our lives together and hope you'll consider loaning us the money for our wedding. Thanks for your time.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416701	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416701. Member loan 416701 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Bellingham/Whatcom Chamber of Commerce & Industry	Debt-to-income ratio:	21.62%
Length of employment:	3 years 6 months	Location:	Bellingham, WA

Home town:	Ardmore
Current & past employers:	Bellingham/Whatcom Chamber of Commerce & Industry, Sodexho at Western WA University, Resort Semiahmoo, DoubleTree Hotel at Seatac, DoubleTree Hotel Bellevue
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

In the past 8 months I have sold my house of 10 years, got a divorce and purchased a new home. During that time I have religiously paid my bills and watched my credit card limits be reduced and my interest rates skyrocket. I have not ever missed a payment and have a paid more than the minimums monthly. I have one credit card with an interest rate of 34.99% interest. When I called to see if I could get the rate reduced they refused to help. I feel like I am spinning my wheels and at this interest rate I will never get this paid off. I want to honor this debt but feel that unless I get relief I will never be able to pay this off.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,998.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416753	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416753. Member loan 416753 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,958 / month
Current employer:	Brown Brothers Harriman	Debt-to-income ratio:	7.32%
Length of employment:	1 year	Location:	Charlestown, MA

Home town:	Methuen
Current & past employers:	Brown Brothers Harriman, First Marblehead Corporation, State Street Corp.
Education:	University of Massachusetts-Dartmouth, Boston College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate loans that currently have an interest rate greater than 10.99%

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,062.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416794	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416794. Member loan 416794 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,872 / month
Current employer:	Citigroup	Debt-to-income ratio:	7.88%
Length of employment:	1 year 10 months	Location:	SOMERSET, NJ

Home town:	Manila
Current & past employers:	Citigroup, Palmeri Fund Administrators
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I am more than capable of making monthly payments, but I do need to consolidate my credit card debt due to the wedding expenses I have incurred and the interest rates are simply too high, and it is draining my savings. I need this loan to simplify payments and stabilize my savings account, especially during these unpredictable economic times. I would appreciate the funding of this loan. Thanks.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,197.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416831	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416831. Member loan 416831 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you! The loan is being relisted because of a utitlity bill that needed confirmation. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416850	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416850. Member loan 416850 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,942 / month
Current employer:	Accenture	Debt-to-income ratio:	1.56%
Length of employment:	1 year 6 months	Location:	Kenwood, CA

Home town:
Current & past employers:	Accenture, Oracle Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the final stages of a complete home remodel and (of course) it has gone a little over budget. The project has been ongoing for six months and is now just two or three weeks away from completion. The property is in Kenwood, CA, and the remodel has included a changed floorplan, completely new kitchen, the addition of a third bathroom, complete replacement of two other bathrooms, and new flooring throughout. I am already a lender on Lending Club, and I now need to become a borrower to cover the final contractor bills for this project. Since we are right at the end of the project, the bills are coming in quickly and a loan is the easiest way to secure the funds at short notice. Aside from my mortgage and one credit card (which is not maxed out) I do not have any outstanding debt. I am a senior manager at a large global consulting company with a steady income, and have never missed a single payment on anything in my life.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,787.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416897	$11,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416897. Member loan 416897 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,102 / month
Current employer:	Miller Kaplan Arase & Company	Debt-to-income ratio:	16.79%
Length of employment:	12 years 10 months	Location:	corona, CA

Home town:	Bronx
Current & past employers:	Miller Kaplan Arase & Company, carter hawley hale stores inc
Education:	ccny

This borrower member posted the following loan description, which has not been verified:

I want to convert 3 high interest loans into a single lower interest loan so I can pay it off faster. I do not have a problem making my current payments, but I hate to see so much of my money going to interest instead of principle.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,194.00	Public Records On File:	1
Revolving Line Utilization:	85.70%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416905	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416905. Member loan 416905 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	SLG Enterprises LLC	Debt-to-income ratio:	10.10%
Length of employment:	1 year 8 months	Location:	Oklahoma City, OK

Home town:
Current & past employers:	SLG Enterprises LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am in the process of opening a 99 cent store. I have invested about $50,000.00 of my own money. I am in need of $25,000.00 in additional funding. I have a good credit score and excellent payback ability. I am opening this store in an area that this type of store would thrive in. I look forward to the opportunity of being funded and look forward to having the ability, in the near future, to fund others in my current situation. Thank you in advance for the ability to help me fulfill my dream of owning and operating my own store.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,218.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416916	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416916. Member loan 416916 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,908 / month
Current employer:	NCI Information Systems Inc	Debt-to-income ratio:	16.46%
Length of employment:	2 years	Location:	COLUMBUS, GA

Home town:	Milford
Current & past employers:	NCI Information Systems Inc, Home business Lightyear Wireless Rep
Education:	Troy State University at Fort Benning GA

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I want to some up grades to my home. My family has live in our home for 15 years an I want to have hard wood floors put in the kitchen, breakfast, hallway, and laundry room area. Currently the area is covered with the floor covering that was originally on the floor when we purchased it, the area is approximately 600sq feet. I plan to also have wall to wall Berber put in the great room, approximately 400sq feet with stone tile placed in front of the French doors. This will preserve the rug as you enter the house from the back porch. This will run approximately $2700.00. The remaining funds will be used to for window treatments (French doors, the two windows one each side of them, floor to ceiling bay windows in breakfast area). If there are any remaining funds, I will have the back porch rescreened. I am a good candidate for this loan because I pay my bills. I work everyday, have a retirement income (21 years in the US Army), and an at home business. This loan will keep the value of my home up and make a good impression on my from time to time perspective clients the come to my home. Most of my at home business is done out of my home however from time to time I do have clients come to my home. Very respectfully, Alfred Johnson

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	20
Revolving Credit Balance:	$12,032.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416997	$8,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416997. Member loan 416997 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Blinn College	Debt-to-income ratio:	12.58%
Length of employment:	12 years	Location:	BRENHAM, TX

Home town:	Knoxville
Current & past employers:	Blinn College
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to pay off an existing loan that is held jointly by me and by my soon-to-be-ex-husband. Paying off this joint loan would instill goodwill and make the divorce process less messy. I have good credit and a reliable career as a college professor. I also have a history of striving to pay off obligations ahead of time.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,621.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417046	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417046. Member loan 417046 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric	Debt-to-income ratio:	0.13%
Length of employment:	8 years 1 month	Location:	Milwaukee, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I require the loan to start a new business. With the distressed properties in the current environment, going to invest with partners to acquire properties and convert land into affordable housing for middle income families.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417083	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417083. Member loan 417083 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	Alvarez and Marsal	Debt-to-income ratio:	11.73%
Length of employment:	2 years	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Alvarez and Marsal, Ernst and Young, LLP
Education:	Loyola Univeristy Law School, University of Illinois at Urbana-Champaign, DePaul University

This borrower member posted the following loan description, which has not been verified:

We are trying to buy our dream home and are a little short with the down payment. Given the current banking crisis, the down payment requirements are up to 30% which make it difficult for growing families - 3 kids (6, 4, and 11months). My salary is approx. 235k and my wife is on track to make about 40k this year. I appreciate your help. Thank you!

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,509.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417118

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417118	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417118. Member loan 417118 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,507 / month
Current employer:	G and L WELDING	Debt-to-income ratio:	15.02%
Length of employment:	7 months	Location:	FEDERAL WAY, WA

Home town:	Ashford
Current & past employers:	G and L WELDING, JODY MILLER CONSTRUCTION
Education:	Bates Technical College

This borrower member posted the following loan description, which has not been verified:

Debt CDonsolidation to lower APR and pay off balances in a more timely manner

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,397.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417127	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417127. Member loan 417127 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	22.77%
Length of employment:	2 years 7 months	Location:	New Athens, IL

Home town:	Belleville
Current & past employers:	US Postal Service (USPS)
Education:	SWIC

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment. I have good credit. I just need a lower interest rate so I can pay off my credit cards for good.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,261.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417166	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417166. Member loan 417166 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Cameron Health Inc.	Debt-to-income ratio:	7.42%
Length of employment:	1 year 1 month	Location:	IRVINE, CA

Home town:	Indianapolis
Current & past employers:	Cameron Health Inc., MGE UPS SYSTEMS
Education:	Indiana University-Purdue University-Indianapolis

This borrower member posted the following loan description, which has not been verified:

Please review my record and let me know if I am qualified for the loan application. Thank you.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	65
Revolving Credit Balance:	$38,963.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417238	$4,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417238. Member loan 417238 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Wolfgang Associates, Inc.	Debt-to-income ratio:	17.48%
Length of employment:	3 years 4 months	Location:	BEAVERTON, OR

Home town:
Current & past employers:	Wolfgang Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Unknown

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,127.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417288	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417288. Member loan 417288 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	LAKESIDE SYSTEM INC	Debt-to-income ratio:	13.96%
Length of employment:	5 years	Location:	NEWBURY PARK, CA

Home town:	Santa Monica
Current & past employers:	LAKESIDE SYSTEM INC
Education:	Ventura County Community College System Office

This borrower member posted the following loan description, which has not been verified:

Hi I was on Leading Tree and the adviced my that i could get a 3yr loan for $10,000 for 15% interest. Please tell me what to do next. Thank you! Laura Lane 805-469-8094

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$12,022.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417289	$7,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417289. Member loan 417289 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,774 / month
Current employer:	Jeff McMullen	Debt-to-income ratio:	22.06%
Length of employment:	3 years 8 months	Location:	WRIGHT CITY, MO

Home town:	Wright City
Current & past employers:	Jeff McMullen, U. S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

I need a little help catching back up financially, I have 8 open credit accounts and this will bring me back to 1 open account and i will be able to destroy most of the credit cards. In the 8 Years I have had open accounts I have never missed a payment. Thank You

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,849.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417291	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417291. Member loan 417291 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	CDG Engineers	Debt-to-income ratio:	7.98%
Length of employment:	2 years 3 months	Location:	Andalusia, AL

Home town:	Laurel
Current & past employers:	CDG Engineers
Education:	Troy University at Troy

This borrower member posted the following loan description, which has not been verified:

I need a loan to help pay for graduate school.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417304	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417304. Member loan 417304 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Equity national title	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Providence, RI

Home town:	Newport
Current & past employers:	Equity national title, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

I need to take out a personal loan to pay for my wedding expenses, I plan on paying it back rather quickly. I understand the importance of good credit and payingmy bills and I will pay this back on time

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,352.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417327	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417327. Member loan 417327 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Aurora Diagnostics	Debt-to-income ratio:	9.15%
Length of employment:	1 year 10 months	Location:	Palm Beach Gardens, FL

Home town:	Chelmsford
Current & past employers:	Aurora Diagnostics, AmeriPath
Education:	University of Lowell, Hesser College

This borrower member posted the following loan description, which has not been verified:

Hello, I would like a loan of $12000 to have impact windows installed in my home (I live in Florida). This will not only protect my home in the event of a storm but also increase my property value. I have a high credit rating, very stable and well paying job and have never been late or missed any payments on my debts.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,825.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417386	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417386. Member loan 417386 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Packerland Veterinary Center	Debt-to-income ratio:	18.16%
Length of employment:	3 months	Location:	OCONTO, WI

Home town:	Oconto
Current & past employers:	Packerland Veterinary Center
Education:	University of Wisconsin-Green Bay

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debts into one loan/payment with a lower interest rate. I've been making the monthly payments but the debt is barely decreasing. I would like to have the debt consolidated and only have one payment to remember each month versus 8 different due dates of which they have changed at any given time. Really looking to have this debt gone within in the next few years. I had taken a risk at starting a business with a friend's father last year, only to learn a hard lesson that money comes before everything. After the venture I was unemployed for a while. Recently (March) started a new job of which I truly love and do not see myself leaving anytime in the near future. Granted I have only been here 3 months, but the owner is impressed with my work and is keeping me aboard (made it through probationary period with flying colors). The next step to my financial freedom would be to have this debt off my hands. The best and most efficient way to do this would be to consolidate the debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$17,473.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417391	$3,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417391. Member loan 417391 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CACI	Debt-to-income ratio:	9.05%
Length of employment:	3 years 8 months	Location:	Gainesville, VA

Home town:	Antananarivo
Current & past employers:	CACI, United Bank
Education:	George Mason University, Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello All, My Fiance and I are in the process of planning our wedding in the fall. We would like to avoid using credit cards as much as possible to pay for the remaining expenses. Thought we would try this out. I have excellent credit and have never had a late payment on my bills.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417410	$9,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417410. Member loan 417410 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Youth Co Op Inc	Debt-to-income ratio:	3.31%
Length of employment:	8 years	Location:	Miami, FL

Home town:	Havana
Current & past employers:	Youth Co Op Inc
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders In view of the current economic problems, I need to get rid of my credit card debts. Please assist me. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,220.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417432	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417432. Member loan 417432 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Endeavor Consulting	Debt-to-income ratio:	8.91%
Length of employment:	3 months	Location:	Carnation, WA

Home town:	Ann Arbor
Current & past employers:	Endeavor Consulting, University of Michigan
Education:	University of Michigan, Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

As part of my separation settlement, I am required to pay debt on my ex's credit cards (her debt, not mine). I agreed to this, as well as a sum of cash, which has been already paid, in order to avoid going to court to fight over property. I have managed to pay the cash settlement portion (12K), and, had the process moved more quickly, I could have refinanced and obtained the remaining amount as cash out against my home. However, because of the housing market collapse, I have been unable to refinance after almost a year of attempts to do so. I would like to find the financing so I can close this issue and move on with my life.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,750.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 417435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417435	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417435. Member loan 417435 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.56%
Length of employment:	n/a	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

This loan is to be used to help fund necessities for my car including standard 50,000 mile inspection, new tires, etc. I just graduated and will begin my new career in a few short weeks as a nurse in the Chicagoland area. I want to ensure my car will be in optimum condition before having to drive in and out of the city. My parents have been assisting me with expenses and allow me to live with them, rent free. I have an excellent credit score and rating, as you can tell, and feel I am a dependable client you can rely on.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,783.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417531	$2,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417531. Member loan 417531 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,129 / month
Current employer:	S.C.I.	Debt-to-income ratio:	2.35%
Length of employment:	6 years	Location:	MORRISTOWN, NJ

Home town:	Queens
Current & past employers:	S.C.I.
Education:	ccm, The Chubb Institute-Jersey City

This borrower member posted the following loan description, which has not been verified:

Im gonna use the money as emergency money, and back up money, i plan on putting it in my savings and using it only as needed. Iv'e had a previous auto loan for 13,000 with pnc bank and never missed a payment of 275.00 a month, had a perfect payment record. I have a fulltime job, making good money, and i wouldnt take this loan if it didnt somehow fit in my budget.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,511.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417536	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417536. Member loan 417536 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hyperstreet.com	Debt-to-income ratio:	11.17%
Length of employment:	2 years 3 months	Location:	Huntington Beach, CA

Home town:	Fountain Valley
Current & past employers:	Hyperstreet.com, allied business schools
Education:	Allied business schools

This borrower member posted the following loan description, which has not been verified:

Im looking for a loan to go to school to further my education in the field I am in. My current position is technical support supervisor in web devolpment. I would like to go to school to become a graphics designer. I already have alot of knowledge on this subject however I need the proper certification. I have been in this field for over 4.5 years and my current job I have been at for little over two years. This education will help increase my income as well job stability. Im very reliable and plan to stay in this field for a very long time.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,150.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417554	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417554. Member loan 417554 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Bellagio	Debt-to-income ratio:	9.11%
Length of employment:	10 years 6 months	Location:	Las Vegas, NV

Home town:	Culver City
Current & past employers:	Bellagio, Wal-Mart Stores, TGS, McDonalds
Education:	CCSN

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a loan to consolidate my Wells Fargo and Sears credit cards.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,048.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 417587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417587	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417587. Member loan 417587 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Southern States, LLC	Debt-to-income ratio:	17.48%
Length of employment:	3 years 6 months	Location:	Stockbridge, GA

Home town:
Current & past employers:	Southern States, LLC
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am trying to get a better rate to pay off a credit card that I used to pay for my wedding expenses. My credit card company got taken over by another and my interest rate is about to increase making it very hard to pay off debt in a timely matter. I want to try and get this debt paid off in the next year. I please ask for your help to make this happen. Thank you!!!

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,848.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417594	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417594. Member loan 417594 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Sunbelt Radiators	Debt-to-income ratio:	13.13%
Length of employment:	6 years 2 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Sunbelt Radiators
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I'm looking to obtain a loan to remodel my Kitchen, Master and Guest Bathroom. I purchased this home in 2002, and it's been me and my wifes dream to fix this home. We feel its about time we make an upgrade. Thanks

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$16,614.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417609	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417609. Member loan 417609 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,333 / month
Current employer:	tmobile	Debt-to-income ratio:	10.20%
Length of employment:	1 year 3 months	Location:	BROWNSVILLE, TX

Home town:	brownsville
Current & past employers:	tmobile, convergys
Education:	The University of Texas at Brownsville

This borrower member posted the following loan description, which has not been verified:

this money will be used to cover the remaining costs of surgery that is not covered by insurance.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417652	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417652. Member loan 417652 was requested on June 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	ProviNET Solutions	Debt-to-income ratio:	20.27%
Length of employment:	5 years 1 month	Location:	Mokena, IL

Home town:
Current & past employers:	ProviNET Solutions, Trinity Christian College
Education:	Trinity Christian College

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan will be to pay off 2 credit cards and work on getting debt free. I have a great credit score and credit history. I am looking for a loan with the following: -no early pay off fees -Lower Interest Rates than a Credit Card -3 year term with possible payoff in 1-2

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,478.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417715	$9,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417715. Member loan 417715 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,017 / month
Current employer:	Home Depot	Debt-to-income ratio:	5.39%
Length of employment:	6 years 10 months	Location:	Miami, FL

Home town:	Baton Rouge
Current & past employers:	Home Depot, Kmart Corporation, Office Depot, Sam's Club
Education:	Nova Southeastern University, Jones College-Miami

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate two of my credit cards into one easy payment, hopefully with a better interest rate. I anticipate being able to pay off this loan fairly quickly because I have restricted shares of Home Depot coming available in November.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,526.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417804	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417804. Member loan 417804 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	obrenovich and assc.	Debt-to-income ratio:	16.50%
Length of employment:	18 years 5 months	Location:	norwalk, OH

Home town:	norwalk
Current & past employers:	obrenovich and assc., McDonald's
Education:

This borrower member posted the following loan description, which has not been verified:

Our son Jake has almost 2 years left of school and we would like to be able to not worry all the time about his rent and gas money and tuition. thank you for your time Mike Moyer

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,279.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417817	$7,800	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417817. Member loan 417817 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	FLACS	Debt-to-income ratio:	20.29%
Length of employment:	4 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	FLACS, Colonial Pontiac
Education:	Belmont Abbey College

This borrower member posted the following loan description, which has not been verified:

Payoff Credit cards

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,904.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417842	$13,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417842. Member loan 417842 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.43%
Length of employment:	n/a	Location:	san jose, CA

Home town:
Current & past employers:
Education:	SDSU, DeAnza College

This borrower member posted the following loan description, which has not been verified:

I have a steady job after a few months of being able to work PT only. I am sending a large portion of my income to the debt. My husband works, so we have enough to cover our expenses, and we can easily dedicate around 3k to the cc debt. I would like to be able to have 1 loan so that I can see the amount decline steadily. I will cut up my ccs so I cant charge them anymore. I am looking forward to paying this debt off in around 6 mos. I have great credit, and Im looking for an interest rate lower than 12% so it makes sense to consolidate since I am paying aroun 13.5 interest rate on my current ccs.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,895.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417848	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417848. Member loan 417848 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Palco Sports	Debt-to-income ratio:	21.73%
Length of employment:	2 years 6 months	Location:	Shoreview, MN

Home town:	St. Cloud
Current & past employers:	Palco Sports
Education:	Southwest State University

This borrower member posted the following loan description, which has not been verified:

My goal is to consolidate a number of credit cards I have thus lowering my monthly payments and interest rates. What makes me a great candidate is that I have a secure job (Co. sales are thriving even in a down economy) I pay all my bills on time and my work ethic is second to none!

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$25,449.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417855	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417855. Member loan 417855 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	The Men's Wearhouse	Debt-to-income ratio:	19.78%
Length of employment:	1 year 6 months	Location:	Hicksville, NY

Home town:	Jersey City
Current & past employers:	The Men's Wearhouse, Gap, Inc
Education:	Nassau Community College

This borrower member posted the following loan description, which has not been verified:

I have never defaulted on any of my accounts. I am very reliable and trustworthy. My credit score is around a 700. I just want to consolidate my credit card debt. Along with that, the school that I go to is very hard to get funding for. I will use it for that as well. Please consider my situation. Thank you very much.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417865	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417865. Member loan 417865 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417907	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417907. Member loan 417907 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	n/a	Debt-to-income ratio:	10.41%
Length of employment:	n/a	Location:	Cocoa, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We had some unexpected expenses come up and we need cash.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,160.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418000	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418000. Member loan 418000 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	SMI	Debt-to-income ratio:	17.03%
Length of employment:	10 years 3 months	Location:	DENVER, CO

Home town:
Current & past employers:	SMI
Education:	WGU

This borrower member posted the following loan description, which has not been verified:

Heading back to school to finish up my degree. Unfortunately I'm still paying off my wife's school debt and need to find a way to finance my own expenses. This would be part time -- and would continue to work full time.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,463.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418079	$2,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418079. Member loan 418079 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	City of Hallandale Beach	Debt-to-income ratio:	1.61%
Length of employment:	2 years 10 months	Location:	Davie, FL

Home town:	Port Chester
Current & past employers:	City of Hallandale Beach, Panera Bread
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Student loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,806.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418129	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418129. Member loan 418129 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Deutsche Bank Securities	Debt-to-income ratio:	12.12%
Length of employment:	10 years 2 months	Location:	Cliffside Park, NJ

Home town:
Current & past employers:	Deutsche Bank Securities
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation Loan

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	65
Revolving Credit Balance:	$59,451.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418146	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418146. Member loan 418146 was requested on June 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Oopsie Daisy Floral	Debt-to-income ratio:	16.86%
Length of employment:	9 years 5 months	Location:	Mesa, AZ

Home town:	milwaukee
Current & past employers:	Oopsie Daisy Floral, Estes Flowers
Education:	San Jose City College

This borrower member posted the following loan description, which has not been verified:

We have been in business for 8 years. We have done well in the Floral Industry. Right now we are acquiring business accounts from other florists before they go out of business. This has been working for us for the last two years. We plan on coming out of the bad economy as a big winner.

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,722.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418189	$15,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418189. Member loan 418189 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,083 / month
Current employer:	SHORES AT BISCAYNE, LLC	Debt-to-income ratio:	4.60%
Length of employment:	4 years 3 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	SHORES AT BISCAYNE, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

BUSINESS STARTUP

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,491.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418208	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418208. Member loan 418208 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	celebrate the children school for children with alternative learning styles	Debt-to-income ratio:	4.61%
Length of employment:	4 years 10 months	Location:	stanhope, NJ

Home town:	Schenectady
Current & past employers:	celebrate the children school for children with alternative learning styles, band - from good homes
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I am a 43 year old male in NJ. I teach music at my wife's school for autism, Celebrate the Children and also work as a recording engineer. I have a steady income. We recently adopted siblings from Kazakhstan (brother and sister). I have been diagnosed with bilateral osteo necrosis of the hip joints. This means that the blood supply to the tips of my femurs was somehow compromised and has left me with lesions of dead bone. Traditional medicine would have me wait until this dead bone collapses and then get hip replacements. Since the replacements are only good for 5 -7 years, I would have to have this done multiple times, if I live a long life. Last fall I had an "experimental" procedure performed on my right hip. The procedure involves drawing my bone marrow and blood, and from that my own stem cells are harvested. Then these stem cells are re-injected into the problem area of the bone to promote re-growth or at least halt the degeneration. This was done by Dr Centeno at the Regenexx clinic in CO. It seems to have been successful. I now need to have this done on my left hip. The procedure cost $8000 and I only have $4000. I have been turned down by my bank and we spent most of our savings on our adoption process. I am experiencing quite a bit of pain and have scheduled the procedure for July- hoping I can raise the money.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418216	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418216. Member loan 418216 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	four seasons hotel	Debt-to-income ratio:	0.16%
Length of employment:	16 years 1 month	Location:	astoria, NY

Home town:
Current & past employers:	four seasons hotel
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement,pool,fireplace,....

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,764.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418217	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418217. Member loan 418217 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,247 / month
Current employer:	Richard Wolf Medical Instruments Corporation	Debt-to-income ratio:	12.69%
Length of employment:	6 months	Location:	Round Lake Beach, IL

Home town:	Chicago
Current & past employers:	Richard Wolf Medical Instruments Corporation, MonoGen, Aksys, Ltd., Mettler-Toledo Autochem, Visiontek
Education:	College of Lake County

This borrower member posted the following loan description, which has not been verified:

My name is Laura Ann Brzostowski and I am applying for a personal loan in the amount of $10,000. This money will be used to purchase a master distributorship to sell Return-A-Pet ID tags. Return-A-Pet is the number 1 pet registry in the nation and is now moving worldwide. I would like to purchase a territory and start selling these dog ID tags. I do, however, need some start up money for this.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 418225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418225	$16,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418225. Member loan 418225 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	23.24%
Length of employment:	13 years 10 months	Location:	Savannah, GA

Home town:	Savannah
Current & past employers:	Wells Fargo, Wachovia Corp.
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 24000 for about 6 months....depending on the terms. I have a bonus that will be paid soon but need capital to refinance some debts

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$63,652.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418253	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418253. Member loan 418253 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.79%
Length of employment:	2 years 5 months	Location:	las vegas, NV

Home town:	Las Vegas
Current & past employers:	Self Employed, ezOSC .com
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 for 3 Years To buy some appliance for my new home Thanks

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,768.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418277	$2,100	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418277. Member loan 418277 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$300 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	pinconning, MI

Home town:	detroit
Current & past employers:	American express,, Shirlene's
Education:	EMU, Travel training center

This borrower member posted the following loan description, which has not been verified:

I have an option to purchase building and start resale business for $35g. building is assessed at $50g.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$642.00	Public Records On File:	0
Revolving Line Utilization:	16.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418383	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418383. Member loan 418383 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	U.S. Army	Debt-to-income ratio:	15.26%
Length of employment:	12 years 2 months	Location:	Radcliff, KY

Home town:	Maracaibo
Current & past employers:	U.S. Army
Education:	DeVry Institute of Technology & Keller Graduate School of Management-New York

This borrower member posted the following loan description, which has not been verified:

Went through a divorce that started last year when I returned from Iraq, took nine months to finish the deal out, and with that also created a $12,000 credit card debt. My plan is to ask for a loan with a lower interest rate and pay the two bills of with this loan. I would like to have this paid in 48 months. I have a credit score of 733, and I always pay my bill on time, I just need a little assistance so I can pay them off and get myself back on track. The divorce is something that I did not ask for, while serving my second tour in Iraq, my ex-wife had made the decision that as soon as I returned she would divorce me.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,604.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418384	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418384. Member loan 418384 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	union, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to do so home remodeling and invest in a business

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$448.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 418386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418386	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418386. Member loan 418386 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ninos restaurant	Debt-to-income ratio:	5.48%
Length of employment:	6 years	Location:	harrison, NJ

Home town:	harrison
Current & past employers:	ninos restaurant, ibm
Education:	harrison high

This borrower member posted the following loan description, which has not been verified:

im trying to consolidate all my debt in to one bill.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,560.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418395

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418395	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418395. Member loan 418395 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Cougar Energy Drink	Debt-to-income ratio:	13.01%
Length of employment:	1 year 6 months	Location:	Trophy Club, TX

Home town:	Fort Lauderdale
Current & past employers:	Cougar Energy Drink, ARCap REIT - Commercial Real Estate
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

www.cougarenergydrink.com $40B Global Market. $5B Domestic.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,649.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418418	$18,300	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418418. Member loan 418418 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Farmers Bank of Maryland	Debt-to-income ratio:	13.13%
Length of employment:	30 years	Location:	Ocala, FL

Home town:	moorestown
Current & past employers:	Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I have moved in with my granddaughter in Florida and need to get a loan to convert a home office into and in-law suite for my use. With money left over from the home improvement project I would like to pay down my existing credit card balance which is currently at a higher rate of interest. I pay all my bills on time. I have a very good credit score.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1982	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,273.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418481	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418481. Member loan 418481 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$11,371 / month
Current employer:	Lionsgate Entertainment	Debt-to-income ratio:	12.47%
Length of employment:	3 months	Location:	ALBUQUERQUE, NM

Home town:	Philadelphia
Current & past employers:	Lionsgate Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

My credit report reflects a line of credit which is paid by my brothers company each month. I also have a car loan for Chyrsler which is for my mother and being paid also by my brother. I checked my credit score and it is 718 with Equifax.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,345.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418498	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418498. Member loan 418498 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AFS Financial	Debt-to-income ratio:	13.20%
Length of employment:	4 years	Location:	Providence, RI

Home town:	Provo
Current & past employers:	AFS Financial, Countrywide Financial Corp.
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Need a little help paying for wedding expenses. Excellent credit.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$19,761.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418546	$2,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418546. Member loan 418546 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Portland State Uniersity Distance Learning Center	Debt-to-income ratio:	2.55%
Length of employment:	1 year	Location:	PORTLAND, OR

Home town:	Nashville
Current & past employers:	Portland State Uniersity Distance Learning Center, Kinko's
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I am a 30-year-old non-traditional student in her final year of pursuing a BA in Economics and Math at Portland State University. I work for PSU as a videographer and video producer for the Distance Learning Center, and have a second job off-campus as a sous chef during the summers. My GPA is 3.86, and I expect to graduate with honors by the end of 2009. My income is more than sufficient to amass (or repay) this $2000 gradually, but I have an emergent need for root canal surgery, the copay of which must be presented prior to the procedure. Portland State's dental coverage is meager at best. My teeth, however, are in severe pain, and I would like to remedy this problem as soon as humanly possible. I am a good student and an excellent employee. I am financially responsible and honest, I pay my bills regularly, and would love the opportunity to further strengthen my credit through timely repayment of your loan. Thank you for your time and consideration. Sincerely, Susan E. Choate

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418558	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418558. Member loan 418558 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Royale Group	Debt-to-income ratio:	19.20%
Length of employment:	1 year 2 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Royale Group, MAXIMUS, Winstar
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I will try to keep this brief and to the point. Current situation: * Purchased small business in 2008. Been in same line for over 5 years. * Increased sales 408% in 8 months from previous owners. * Nominated for New business of the year. * Write-up in local newspaper. * Business is still growing because to referrals and local advertising. * At any given point in the month the A/R is on average between $27k - $39k. What is the money for: * Inventory: it is important to have items stock; because word spreads fast in a small community. * Cash flow: Purchasing in large quantities and the right time is the key to any successful business. * Need to hire more employees (1 FT & 1 PT) to keep up with demands. A customer will only wait so long to be serviced. * Need a couple of new computers for new employees. * Would like to open a new location within the next 6 months. This will allow us to have a larger variety of products spread between two locations. Then if need to just do a inner company transfer. Since we are growing I want to ensure that we have the right "tools" (inventory and personnel) to service the customers. If you are like me people pay for service. Hence Opportunity is knocking!!! Thanks for your support.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$40,407.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 418622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418622	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418622. Member loan 418622 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	15.46%
Length of employment:	10 years	Location:	New castle, DE

Home town:	newakr
Current & past employers:	Bank of America Corp.
Education:	Goldey-Beacom College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,639.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418625	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418625. Member loan 418625 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Campbell Soup Supply Co	Debt-to-income ratio:	3.62%
Length of employment:	38 years 4 months	Location:	Napoleon, OH

Home town:	Greasy Creek
Current & past employers:	Campbell Soup Supply Co
Education:

This borrower member posted the following loan description, which has not been verified:

Hi,Ii was going to ask for money to consolidate some bills but my husband would rather borrow the money to install a geothermal unit. Thank You. Maria Hopkins

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	69
Revolving Credit Balance:	$16,229.00	Public Records On File:	1
Revolving Line Utilization:	56.90%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 418644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418644	$9,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418644. Member loan 418644 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Home Depot	Debt-to-income ratio:	0.00%
Length of employment:	3 months	Location:	Egg Harbor Township, NJ

Home town:	Braddock
Current & past employers:	Home Depot, Prism Career Institute
Education:	Grove City College

This borrower member posted the following loan description, which has not been verified:

I will be adding an addition to my house and remoduling the other rooms. This addition will increase the value of my house, and make the house more spacious. I need the extra room because my son is now a teenager. I have excellent credit that is in the 800's

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,454.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418663	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418663. Member loan 418663 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ffafaeiani	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	ffafaeiani
Education:	bmcc

This borrower member posted the following loan description, which has not been verified:

need to purchase my lease end

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418691	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418691. Member loan 418691 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418698	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418698. Member loan 418698 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	hampton telecom	Debt-to-income ratio:	12.72%
Length of employment:	10 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	hampton telecom
Education:

This borrower member posted the following loan description, which has not been verified:

need extra cash

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,456.00	Public Records On File:	1
Revolving Line Utilization:	22.60%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418702	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418702. Member loan 418702 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,108 / month
Current employer:	n/a	Debt-to-income ratio:	8.03%
Length of employment:	4 years 1 month	Location:	Rowlett, TX

Home town:	Benoni
Current & past employers:	Parsons Corporation
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate two credit cards into one monthly payment with fixed simple interest. It seems like I can never get ahead with the credit card game. I was laid off about four years ago. I quickly found another job, but had to take a huge pay cut. Prior to the lay-off I bought a house and installed a new fence, flooring and paint...all on credit. I had been making good, stable income and was a rising star at work. I planned to pay the bill off over time, but never dreamed I would lose my job. I took action and refinanced my modest 1400 sqft house, traded in my car for something more economical, turned off the cable tv service and renegotiated my utilities. Finally, I cashed in the forbidden 401(k)! But four years later, the debt is still here, and I'm losing hope that it will ever be gone. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,454.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418716	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418716. Member loan 418716 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	IHSS	Debt-to-income ratio:	1.17%
Length of employment:	3 years	Location:	Antelope, CA

Home town:	San Francisco
Current & past employers:	IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a small balance on my credit card ($4,000) The other 6,000 will be used to buy products for a business. The reason I didnt just put it all on my credit card is that Chase just told me they are adding prime rate to all their customers interest rates (which means my interest rate would now be adjusting every month depending on what current interest rates are so if they go up, who knows if I would be paying 40% by next year!) My credit limit on my card is just over 13,000 on that 1 card, but there is really no way I want to put that on my card at a soon to be 27%+ interest rate. I dont even like having the $4,000 balance at that rate as it cuts heavily into my profits already. In the past I have usually just paid my credit cards off every month and all my payments whether it be credit cards, mortgage, or anything are always on time. I keep good track of my finances and I can afford to make payments of $500 to $700 per month, so the $350 per month that my payment will be is very manageable for me without changing my lifestyle at all. There will be no burden for me to pay this. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$863.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418751	$11,800	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418751. Member loan 418751 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Degreen B. Clean	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	SOUDERTON, PA

Home town:	Philadelphia
Current & past employers:	Degreen B. Clean, Priority Staffing Solutions, Time & Parking Controls
Education:	Pennsylvania Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan I am requesting is to consolidate my credit card debt and invest the rest into my business. Most of the loan money will be used to pay off my credit cards. The money left over will be used to purchase equipment for my powerwashing and painting business. I need to buy ladders and a couple of other tools. I already have accumulated other tools. A small portion will be used for advertising( $500.00). I don't want to put these expenses on a credit card. My credit is currently in good standing and I feel that this loan will increase my business and enable me to pay off my loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418809	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418809. Member loan 418809 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	ARC International	Debt-to-income ratio:	17.84%
Length of employment:	1 year 3 months	Location:	Bellingham, WA

Home town:	Reading
Current & past employers:	ARC International
Education:	Millersville University of Pennsylvania, University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am almost finished with a major home addition/remodeling project. I am planning on refinancing when it's completed, but I can't get a formal appraisal until it's done. So I need additional personal funds to complete the project and get it to the point where I can refinance.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$614.00	Public Records On File:	1
Revolving Line Utilization:	17.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418835	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418835. Member loan 418835 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,950 / month
Current employer:	Jennifer Convertibles	Debt-to-income ratio:	2.34%
Length of employment:	4 years 1 month	Location:	Mount Laurel, NJ

Home town:	Newark
Current & past employers:	Jennifer Convertibles, Bernard Hodes Group
Education:	Our Lady of Lourdes School of Nursing, Philadelphia Textiles, Burlington County College

This borrower member posted the following loan description, which has not been verified:

Over the years I have maintained a good to excellent credit rating, however, while working toward a nursing degree, I have become bogged down with credit card debt, requiring 4 or 5 different monthly payments and interest rates as high as 14.24%. Now that I am a semester away from earning a RN degree, consolidating this debt at a fixed lower interest rate would be of great benefit in simplifying my financial situation.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,615.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418875	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418875. Member loan 418875 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,500 / month
Current employer:	Stryker Biotech	Debt-to-income ratio:	8.83%
Length of employment:	14 years 7 months	Location:	Hartford, VT

Home town:	Springfield
Current & past employers:	Stryker Biotech
Education:	University of Maine, Antioch New England Graduate School

This borrower member posted the following loan description, which has not been verified:

this loan is to consolidate some debt

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,123.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418963	$17,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418963. Member loan 418963 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lincoln Park Care Center	Debt-to-income ratio:	18.82%
Length of employment:	6 years 3 months	Location:	Lincoln Park, NJ

Home town:	Cebu City
Current & past employers:	Lincoln Park Care Center
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

Hi! I'm Bradley, a Physical Therapist in New Jersey....I have a big problem with my credit cards and I want to pay it off because of the high interest. I want to be debt free for 36 to months and if somebody will let me borrow the amount that I requested with low APR it will be a great help for me and my family. I promised that I will use the loan to be debt free and never use the credit cards again. I will pay the monthly on time. I never declared bankruptcy and my accounts are in good standing. I just want to pay it off thru consolidation and pay once a month. Please help me. Thank you very much.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,954.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418994	$17,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418994. Member loan 418994 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Cheryl Bissetts Preschool and Childcare	Debt-to-income ratio:	18.05%
Length of employment:	3 years	Location:	SHREWSBURY, MA

Home town:	Framingham
Current & past employers:	Cheryl Bissetts Preschool and Childcare, Bugaboo Creek Steakhouse, Outback Steakhouse, TJX Companies Inc.
Education:	Framingham State College, Assumption College, Worcester State College, Salve Regina University, Bryant University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a 2008 Tahoe Q5i with a 190hP Mercruiser I/O. I will be putting 10,000 down in cash and am looking to finance the balance of $17,500. My two 6-year old sons love the water and this boat will certainly provide plenty of fun family evenings and weekends...The Bank Of America loan on my credit report is a student loan that I am a co-borrower on with my fiance. The payments are automatically withdrawn from his personal checking account. At the time I added my name to establish credit. The car loan with Sovereign Bank is also paid by my fiance and is automatically withdrawn from his personal checking account...

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	22
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419024	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419024. Member loan 419024 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,225 / month
Current employer:	TD Bank	Debt-to-income ratio:	5.82%
Length of employment:	4 years 10 months	Location:	Blackwood, NJ

Home town:	Maple Shade
Current & past employers:	TD Bank, PHH Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

In anticipation of co payments and or out of network charges I am requesting a loan to cover such fees for my up coming procedure. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	59
Revolving Credit Balance:	$49,082.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419037	$3,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419037. Member loan 419037 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Goodman Manufacturing	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Medina, OH

Home town:	Dearborn
Current & past employers:	Goodman Manufacturing, Lube Stop
Education:	University of Akron

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to facilitate the purchase of a truck to be used in the apartment moving business. Not a start up business. Simply indepentently contracting with an established moving company. This would significantly increase my income to approximately 35,000 annually.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419040	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419040. Member loan 419040 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,175 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	10.18%
Length of employment:	10 years 9 months	Location:	Scotland, CT

Home town:
Current & past employers:	Fiserv Inc.
Education:	Uconn, Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

My wife recently inheirited half of her mother's house which needs some work done on it to sell for its full potential. We paid for her funeral which drained our savings so we are looking to borrow some money to finish the house off. Even though the real estate market is bad, the house is in a highly desirable area and will be priced to sell quickly. We looked to borrow from my parents but my mother just found out that her brain tumor has grown so they are in need of all their funds. I want to borrow the money, fix the house, get it on the market and sell as quickly as possible and then pay this loan off. I have been a Real Estate appraiser for over 15 years and my wife is a Real Estate agent, so we know what it takes to make the property sell to maximize its potential.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,613.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419045	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419045. Member loan 419045 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	taylor landscaping	Debt-to-income ratio:	20.92%
Length of employment:	6 years 7 months	Location:	SOUTH YARMOUTH, MA

Home town:
Current & past employers:	taylor landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419047	$18,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419047. Member loan 419047 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,074 / month
Current employer:	C.S.U Channel Islands	Debt-to-income ratio:	14.24%
Length of employment:	1 year	Location:	VENTURA, CA

Home town:	Granada Hills
Current & past employers:	C.S.U Channel Islands
Education:

This borrower member posted the following loan description, which has not been verified:

I always pay on time ,never late,and have good credit. Please help me with my situation.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,551.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419058	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419058. Member loan 419058 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Five Star Appliance Repair	Debt-to-income ratio:	13.52%
Length of employment:	2 years 6 months	Location:	Franklinville, NJ

Home town:	Aliquippa
Current & past employers:	Five Star Appliance Repair
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for a 2003 Big Dog Pitbull custom motorcycle.NADA value is $11,880

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,546.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419076	$6,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419076. Member loan 419076 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,417 / month
Current employer:	Morehart Mortuary	Debt-to-income ratio:	23.54%
Length of employment:	6 years 1 month	Location:	BRECKENRIDGE, TX

Home town:
Current & past employers:	Morehart Mortuary
Education:	Howard Payne University, Amarillo College School of Mortuary Science

This borrower member posted the following loan description, which has not been verified:

I just graduated from Mortuary School. I am a funeral director and embalmer in the same establishment where I have worked for the past 6 years. I am looking to consolidate all of my debt that I have accumulated while I was in college. I want to consolidate at lower interest rates so that I may pay my debt off sooner and begin the road to home ownership eventually. You can ask me any question(s) you desire. Thanks.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,387.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419110	$23,475	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419110. Member loan 419110 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Qteros Inc.	Debt-to-income ratio:	15.03%
Length of employment:	6 months	Location:	UPTON, MA

Home town:	Weymouth
Current & past employers:	Qteros Inc., Lonza Biologics
Education:	Harvard University, Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I experienced a difficult time in my personal life a few years ago, coped in part by abusing my credit cards and became seriously in debt. I've paid down the debt by about 40% over the last year and a half -- generally making payments more than once a month to each of 5 cards. However, within the last couple of months, 3 of these credit cards have increased their interest rates criminally. I've requested rate reductions directly and can't get any cooperation despite my very good credit history. It feels like I'm now trying to fill a bucket with a giant hole in the bottom. I would like to consolidate 3 of these credit cards, all of which have interest rates at 22.99% or (much) higher. I have a stable, management position with a very good salary and remain 1000% committed to achieving credit-card debt-free life, as I have two kids to send to college soon within the next few years. Going through the banking system and, worse yet, the "special introductory rate" credit card systems have only made things worse. This solution seems to me a real solution. I can't bear this burden on me and my family and would be very grateful for the help.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,539.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419128	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419128. Member loan 419128 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,892 / month
Current employer:	Scranton Counseling Center	Debt-to-income ratio:	15.43%
Length of employment:	4 years	Location:	OLD FORGE, PA

Home town:	Old Forge
Current & past employers:	Scranton Counseling Center
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for funds to pay off debt and also fund a dream vacation. I have an installment loan and a few credit cards that I would like to pay off. I would also like to fund a vacation to Italy. I was prequalified through Lending Tree. I do not have a mortgage or auto loans. My installment loan and credit cards are always paid on time. You will note that my credit score is good and I have been employed by the same company for four years. I have always paid my debts and fully intend to pay this loan diligently.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419236	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419236. Member loan 419236 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,100 / month
Current employer:	Palm Springs Unified School District	Debt-to-income ratio:	20.06%
Length of employment:	5 years	Location:	Thousand Palms, CA

Home town:	Colorado Springs
Current & past employers:	Palm Springs Unified School District, Jeanine Pearson-Ames, Morongo Unified School District
Education:	Colorado State University at Pueblo (CSU), Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I need a $7,000 loan for wedding expenses. I have great credit history. Looking for a good interest rate. My repayment history is good paying back more principal than requested, not just minimum. I work as a substitute teacher and also as a caretaker for a woman with disability in the evenings. I have never defaulted on any credit responsibilities and would appreciate your consideration for this loan. Thank You.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,255.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419446	$13,750	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419446. Member loan 419446 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SunTrust Banks	Debt-to-income ratio:	3.84%
Length of employment:	20 years 6 months	Location:	va beach, VA

Home town:	Virginia Beach
Current & past employers:	SunTrust Banks, SunTrust Banks
Education:

This borrower member posted the following loan description, which has not been verified:

Me and my husband have a very sizable real estate portfolio most lenders have minimum loan amounts well over what we need to fix up one of our low income rentals .Of the twenty six properties we have in our portfolio eighteen are free and clear and we could easily offer whatever collateral is needed. I have been in banking for twenty years and im currently branch manager at Suntrust bank in norfolk.My husband is a real estate investor and through his efforts we currently have a million dollar plus portfolio but through the acquistion process we didnt want to use our money for repairs also.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,679.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419504	$5,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419504. Member loan 419504 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Jones Brothers Grading	Debt-to-income ratio:	10.56%
Length of employment:	3 years 4 months	Location:	Piedmont, SC

Home town:	Greenville
Current & past employers:	Jones Brothers Grading, WLOS WMYA
Education:	University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

Hello. I have been accepted into the school of my dreams, and I need some help paying for my education. This loan will greatly help me achieve my goals.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	31
Revolving Credit Balance:	$716.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419505	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419505. Member loan 419505 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	US Army	Debt-to-income ratio:	2.89%
Length of employment:	11 years 6 months	Location:	SMITHS STATION, AL

Home town:	Columbus
Current & past employers:	US Army
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

Wishing to improve value, condition, and look of my home (i.e. carpet, exterior beautifcation, etc.), and pay down excess bills with any left over funds. I would really like to obtain these funds as soon as possible, and I am very responsible in paying my debts. I have very good job security, and will pay my debts on time, as indicated by my past performance.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,863.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419591	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419591. Member loan 419591 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	ViTrax	Debt-to-income ratio:	12.00%
Length of employment:	13 years 6 months	Location:	Costa Mesa, CA

Home town:	Anaheim
Current & past employers:	ViTrax
Education:	Fullerton College, California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate due to severe interest rate hikes. I'm very good at making timely payments (with a recent exception) and would like to pay this off as soon as possible. I would appreciate a chance to consolidate my debt and pay it off. Thank you.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,493.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419617	$1,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419617. Member loan 419617 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	U.S. Bancorp	Debt-to-income ratio:	18.13%
Length of employment:	2 years 6 months	Location:	Jennings, MO

Home town:
Current & past employers:	U.S. Bancorp
Education:

This borrower member posted the following loan description, which has not been verified:

To consolidate debt and pay bills

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	6
Revolving Credit Balance:	$25,886.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419634	$14,500	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419634. Member loan 419634 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	The Law Office of Daniel McGee	Debt-to-income ratio:	4.54%
Length of employment:	4 years 5 months	Location:	San Luis Obispo, CA

Home town:	San Luis Obispo
Current & past employers:	The Law Office of Daniel McGee
Education:	Cal Poly State University, San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Excerpt fro Executive Summary: This summary outlines a proposal for the establishment of Law Express, an innovative new legal service that provides a one-stop access to all basic legal needs and more. There are a plethora of legal needs that every individual, business and corporation should have access without resorting to use of a traditional law office. Law Express provides the following services: self-help legal document services (wills/trusts, real estate, tenant/landlord, business incorporations, divorce, probate), mailbox services, copying services, notary services, registered agent services, real estate transaction assistance, deeds, transfers, birth certificates, notary services, divorce filings, business incorporations, minutes, resolutions, self-help legal filings, negotiations, on-line legal document preparation, contract agreements, conference services, legal document storage, and full attorney services for counseling and litigation. The attorney and conference rooms are located in the back portion of the office. The office is envisioned to be similar in format to a Kinkos ??? UPS Store ??? Print & Copy store that is fully inviting and open to the public. The innovative difference is that Law Express is oriented toward filling legal needs, which ultimately may include access to a licensed attorney. The general public, attorneys and businesses will utilize Law Express as the place to organize, implement and maintain their legal affairs. It is to be a one-stop legal shop for all self-help and legal document services. Law Express intends to become a household name for legal services, and is an innovative approach that will be disruptive to the legal industry and change the way people interact and think of their legal affairs.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,890.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419638	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419638. Member loan 419638 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Kids headquarters	Debt-to-income ratio:	8.90%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:	makati
Current & past employers:	Kids headquarters, Nesi Apparel
Education:	De lasalle university

This borrower member posted the following loan description, which has not been verified:

I would like to repay all my credit cards and discontinue using them. I have learned the hard way that cash is much better than credit. 3 credit cards need to be consolidated which has a total of 8400.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,158.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419663	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419663. Member loan 419663 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	7.13%
Length of employment:	n/a	Location:	Brentwood, NY

Home town:	Oceanside
Current & past employers:
Education:	Binghamton-State University of New York, Universidad Autonoma de Guadalajara

This borrower member posted the following loan description, which has not been verified:

I am currently a medical student enrolled in an international program at Universidad Autonoma de Guadalajara School of Medicine. I have been awarded the opportunity to complete my clerkships for my fourth year at Maimonides Medical Center in New York. Unfortunately, since federal loans and most student loans are disbursed through the school, I will not receive my student loan till end of August. However, my school year begins July 6 2009 and I need a student loan immediately to pay for housing, books, medical equipment, and travelling expenses. I am a hardworking, dedicated student and as a result, I find myself with the opportunity for an excellent educational experience that I cannot afford till end of August. The career I have chosen has demonstrated my appreciation for reliability, responsibility, and compassion. I can begin to pay back the loan come August and most likely pay it off before I graduate. In the meantime, I do not want to give up a highly competitive clerkship simply because the timing of my educational funding is "off". Thank you for your time and for considering my application.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	36
Revolving Credit Balance:	$3,647.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419725	$9,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419725. Member loan 419725 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Self-Entrepreneur-Insurance	Debt-to-income ratio:	22.97%
Length of employment:	3 years 5 months	Location:	Grand Blanc, MI

Home town:	Flint
Current & past employers:	Self-Entrepreneur-Insurance, Colorado Federal Savings, Technical Engineering Consultants, Monsanto
Education:	St. Louis College

This borrower member posted the following loan description, which has not been verified:

I am in my third year of the insurance business and my income continues to grow due to residuals, referrals and writing more business. According to my last Vehicle/Home Insurance statement, my credit score was 780. After years of building good solid credit and working diligently to reduce my debt, each credit card company has recently sent a letter stating they were (dramatically) reducing my credit limit to almost what I owe (probably because of the current state of the economy). Capacity is key to high credit scores and without any wrongdoing on my part, the card card companies' actions have probably greatly reduced my credit score. No Late Payments, ever. Very responsible person with finance, engineering and insurance background that included fiduciary responsibilities. This loan will allow me to pay back an honest deal with an honest rate and hopefully send a message to the credit card companies that treating their customers with dignity and respect should be their first priority. My goal is to also market the Lending Club opportunity in my free time to show consumers that they do have options and do not have to feel trapped. Thank You for your time!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,263.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419816	$19,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419816. Member loan 419816 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	WellPoint Inc	Debt-to-income ratio:	15.44%
Length of employment:	8 months	Location:	RIO RANCHO, NM

Home town:	Toledo
Current & past employers:	WellPoint Inc, National Committee for Quality Assurance, Cleveland Clinic, Arthritis Foundation
Education:	Bowling Green State University-Main Campus, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I wish I had made wiser spending decisions in the past and now find myself with a great income, but unable to truly get ahead due to the amount of debt I have. If funded, this loan will pay off my 2 credit cards that carry balances and allow me to divert funds to pay this loan at a much lower interest rate. I can then focus on ensuring I no longer use credit, but focus on using cash and saving for my future. In viewing my credit report and score, you'll see that I've consistently made payments over time and have even sucessfully recently paid off my auto loan - now I need to focus on the credit card debt and will do so with your assistance. I'm embarrased to admit that with both an undergraduate degree in business and a master's degree, I've never paid attention to finances - with what is going on in the nation, I find it essential to do so and with the knowlege I'm gaining am sure I won't continue my spending habits, nor continue to increase my debt. Please consider my loan application with the knowledge that I will pay in full and on time until the loan has been repaid. Thank you for your consideration. Sarah L. Sampsel

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,595.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419825	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419825. Member loan 419825 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,083 / month
Current employer:	AstraZeneca	Debt-to-income ratio:	7.59%
Length of employment:	14 years 4 months	Location:	wilmington, DE

Home town:	Woodstock
Current & past employers:	AstraZeneca
Education:	Ithaca College, University of Illinois at Urbana-Champaign, Widener University-Main Campus

This borrower member posted the following loan description, which has not been verified:

All: Am replacing HVAC system and planning on paying for it half in cash and half though this loan.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,455.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419827	$12,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419827. Member loan 419827 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Visual Statements Photography	Debt-to-income ratio:	12.60%
Length of employment:	8 years 5 months	Location:	Mableton, GA

Home town:	Brunswick
Current & past employers:	Visual Statements Photography
Education:	Bauder College

This borrower member posted the following loan description, which has not been verified:

Hello my name is Markesia Thomas-Akinbami. I own a photography/videography company that is based in Atlanta(www.vsphotography.com). My company has been around for 8 years. We service middle to highend clients with our services. Our client list include entertainers, NFL players, NBA players and many major corporate companies. My formal education is in fashion merchandising. I am starting a new company called IAAVS. I am willing to disclose the business plan after confidentiality agreements have been signed. This company will sell custom designed t-shirts with a focus on philanthropy and self-empowerment for women. We will provide donations to the charity that we are sponsoring from the sale of every t-shirt. We will provide motivational seminars to high schools, womens shelters and other organizations that focus on helping women. The funds requested will provide working capital, marketing and the product to sell online. To minimize costs, this product will only be available online. The reason why I chose this opportunity is because 1.4 billion t-shirts are sold every year. It is a 20 billion dollar industry. The costs to produce the product is low. We already have a great community based following. By using social media, our current online following and our current client base we will be successful. For those who are interested in receiving my business plan, please contact me at 770-732-0101 or email me at markesia@vsphotography.com. Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,957.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419870	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419870. Member loan 419870 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Hessinger Group Inc	Debt-to-income ratio:	8.69%
Length of employment:	39 years 6 months	Location:	Erie, PA

Home town:	Erie, PA
Current & past employers:	The Hessinger Group Inc, d/b/a Megagrafix
Education:	Gannon University

This borrower member posted the following loan description, which has not been verified:

This is a temporary issue to cover many family expenses during the summer for weddings.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,765.00	Public Records On File:	0
Revolving Line Utilization:	92.54%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419877	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419877. Member loan 419877 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420024	$5,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420024. Member loan 420024 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Lunds	Debt-to-income ratio:	21.05%
Length of employment:	8 years 1 month	Location:	Maple Grove, MN

Home town:	Santa Rosa
Current & past employers:	Lunds, Step By Step Montessori Academy
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

Hi, Thank you for looking at my loan. The reason I am interested in having a loan is that 8 years ago I was in a car accident where I did not get enough of a settlement and ended up having to pay a lot of my medical bills with my credit cards because I had no other options other than to not get medical treatment. With this whole credit crisis thing my interest rates have sky-rocketed and I am not able to get ahead of the debt nearly as fast. If you could help me to keep the momentum going it would be great. Thank you, Andrea

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,424.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420049	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420049. Member loan 420049 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Law Firm with offices NY, LA, DC and overseas	Debt-to-income ratio:	6.93%
Length of employment:	12 years	Location:	Pacific Palisades, CA

Home town:
Current & past employers:	Law Firm with offices NY, LA, DC and overseas, U.S. Navy
Education:	UNM, George Washington University Law School

This borrower member posted the following loan description, which has not been verified:

I have been on the waiting list for a Smart car for almost a year. Finally, it is being shipped and they tell me it will be at the dealer in a couple of weeks. My wife and I are also institutional lenders on Lending Club and although we can pay cash for the Smart, I really like the way that Lending Club links individual investors and borrowers together, and I want to participate on the borrower side as well. I will answer any questions you might have, and I hope that investors feel I am a good risk.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1980	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	53
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420050	$9,600	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420050. Member loan 420050 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,900 / month
Current employer:	St. John of the Cross	Debt-to-income ratio:	5.93%
Length of employment:	8 years	Location:	Lemon Grove, CA

Home town:	San Diego
Current & past employers:	St. John of the Cross, Cox Communications
Education:	Grossmont College, US Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this loan to assist me in opening my Massage Therapy business. I have been working part time in an existing Massage Therapy business and have witnessed business operations and high profits. A small space will cost $300-$500 a month. It is common for me to make this amount in two days working part time. I will also hire another massage therapist as an independent contractor. I am educated in Massage Therapy and see this opportunity as a good future.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,670.00	Public Records On File:	1
Revolving Line Utilization:	81.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 358695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
358695	$1,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 358695. Member loan 358695 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	2.64%
Length of employment:	3 years	Location:	Burlington, VT

Home town:	Philadelphia
Current & past employers:	Self Employed
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

Loan will assist in the purchase of a trailer needed for a small business.

A credit bureau reported the following information about this borrower member on October 17, 2008:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,738.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415368	$8,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415368. Member loan 415368 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,382 / month
Current employer:	New Mexico State Engineer	Debt-to-income ratio:	4.64%
Length of employment:	5 years 8 months	Location:	HURLEY, NM

Home town:	Silver City
Current & past employers:	New Mexico State Engineer, Tyson Foods
Education:	Western New Mexico University

This borrower member posted the following loan description, which has not been verified:

The loan will be used for a down payment and other fees on a home that will be purchased through escrow. I have worked hard over the years to reduce my debt and improve my credit rating. I currently only have one debt which I am paying down. I have been steadly employed for 9 years, with the last 5 1/2 years with the NM State Government.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,981.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416675	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416675. Member loan 416675 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Standard Secrurity Life Insurance Company of New York	Debt-to-income ratio:	24.50%
Length of employment:	2 years 3 months	Location:	OLD BRIDGE, NJ

Home town:	Brooklyn
Current & past employers:	Standard Secrurity Life Insurance Company of New York, New York Life Insurance
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I have always paid all my bills on time. I have a balance on a high rate credit card which I wish to pay off at a more resonable rate. I am steadily employed as an accountant.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,544.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418203	$14,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418203. Member loan 418203 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,310 / month
Current employer:	ascap	Debt-to-income ratio:	8.96%
Length of employment:	1 year	Location:	HUNTINGTON STATION, NY

Home town:
Current & past employers:	ascap
Education:	SUNY College at Oneonta

This borrower member posted the following loan description, which has not been verified:

I applied for a loan through Lending Tree and Lending Club offered me $7,000. Is it possible to increase that amount to $12,000 at a lower interest rate?

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,330.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418348	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418348. Member loan 418348 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,886 / month
Current employer:	Office of Chief Counsel start date July 2009	Debt-to-income ratio:	11.91%
Length of employment:	n/a	Location:	LAGUNA BEACH, CA

Home town:	Eugene
Current & past employers:	Office of Chief Counsel start date July 2009
Education:	NYU School of Law (LL.M.), Lewis and Clark Law School (JD), University of Oregon (BA)

This borrower member posted the following loan description, which has not been verified:

I just graduated from law school in New York (NYU LL.M. in taxation) and accepted a job as an attorney with the Office of Chief Counsel (federal government) in Laguna Niguel, CA. I need a loan to cover moving costs and living expenses until I am first paid. I start work July 6, 2009.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	72
Revolving Credit Balance:	$2,015.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419142	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419142. Member loan 419142 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,049 / month
Current employer:	Mt Sinai Medical Center	Debt-to-income ratio:	13.62%
Length of employment:	2 years 2 months	Location:	BROOKLYN, NY

Home town:	Brooklyn
Current & past employers:	Mt Sinai Medical Center
Education:	Long Island University-Brooklyn Campus

This borrower member posted the following loan description, which has not been verified:

Planning on using this loan to pay off a credit card with a very high interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,466.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419225	$7,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419225. Member loan 419225 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Competition Infiniti	Debt-to-income ratio:	19.40%
Length of employment:	4 months	Location:	RIDGE, NY

Home town:
Current & past employers:	Competition Infiniti, Lawrence Metal Products
Education:	Suffolk County Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate the following accounts: Lawyer - $7000 Mastercard - $1980 Best Buy - $750

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	11
Revolving Credit Balance:	$2,959.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419427	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419427. Member loan 419427 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Self - Massage Therapist	Debt-to-income ratio:	16.60%
Length of employment:	6 years	Location:	PLYMOUTH, MI

Home town:	Livonia
Current & past employers:	Self - Massage Therapist, Alfaro Foxx Salon and Spa, Canton Massage Therapy Clinic
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am new to this site and thought I would try to see if someone could loan me $10,000 to pay off 2 of my existing credit cards, one has an interest of 15% and the other is 17%. I make more than the minimum payment every month but with the interest rates so high it really doesn't take much off the principal. I also spoke with a Debt Consolidation Agent who wanted to offer me their services but it comes with a $21 monthly fee for the next 58 months which sets me back $1218 on top of their interest which is around 9% plus it makes my credit score look bad which I want to keep good. I would like to pay my cards off, cut up one, negotiate a lower rate with the other and only charge what I can afford to pay and not get stuck in this terrible credit card debt hole again! Please help me wipe my slate clean. I have learned my lesson and need a second chance. I am good on my payments and a reliable and trustworthy source.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,092.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419559	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419559. Member loan 419559 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,500 / month
Current employer:	Childrens Service Center of Wyoming Valley	Debt-to-income ratio:	13.80%
Length of employment:	4 years 4 months	Location:	WILKES BARRE, PA

Home town:	Kingston
Current & past employers:	Childrens Service Center of Wyoming Valley
Education:	Wilkes University

This borrower member posted the following loan description, which has not been verified:

What makes me a good, reliable, responsible candidate for this loan is that I have never defaulted on any debt, and have been on time with my payments. I would like to pay off some small debts to give me the ability to pay down/off other accounts while giving me a lower APR. What money that is left, I would like to make some small renovations to my home to make improvements.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	78
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 419917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419917	$13,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419917. Member loan 419917 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,750 / month
Current employer:	The Hartford	Debt-to-income ratio:	13.97%
Length of employment:	6 years 6 months	Location:	MESA, AZ

Home town:	Mesa
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Just trying to get out the debt. Minimum payments of $600 a month aren't getting the balances anywhere.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,219.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419949	$10,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419949. Member loan 419949 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cardiovascular Research Foundation, Columbia University	Debt-to-income ratio:	10.86%
Length of employment:	2 years 1 month	Location:	Pompton Lakes, NJ

Home town:	New Delhi
Current & past employers:	Cardiovascular Research Foundation, Columbia University, Fifth Third Bancorp
Education:	Stevens Institute of Technology, New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan is to cover the education cost of semester of Aug'09 to Dec '09. The GRE scores for the application were received after the deadline. After talking to associate dean, I will be allowed to enter the degree program in January with all credit counted towards degree program. Unfortunately I will be listed as non - matriculant student for the fall semester and will not be eligible for any FAFSA or any installment plans offered by University. This will overall equate to one pricey semester requiring private loans. The break down of the cost are given below: 15 credits x $700 ~ $10500 The degree program will be MS in Biomedical Science with concentration is pharmacology at UMDNJ. Please note I do not have any delinquent account of amount "$0.00" I have already disputed this with transunion. Please feel free to ask any other questions

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,772.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420026	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420026. Member loan 420026 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SKT	Debt-to-income ratio:	11.64%
Length of employment:	2 years	Location:	OVERLAND PARK, KS

Home town:	Attica
Current & past employers:	SKT, H&R Block Corporate HQ, Fishnet Security, Ambrose Companies
Education:	Fort Hays State University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have been approved for a sole ownership with %15 down on an aircraft with BofA. Fortunately I have came across a very good opportunity that will allow me to purchase into a stable share of an aircraft. The bank will not lend this type of transaction because the other owners they cannot put a lien against the title. I have a mid 600's credit rating with consistent payment history. My last loan purchase of a car was for $35,000 in Nov 2007, currently with my over payment's on the car I owe $6,000. Have owned my house for 3 years.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420101	$7,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420101. Member loan 420101 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	0.61%
Length of employment:	2 years 3 months	Location:	Glen Allen, VA

Home town:	Richmond
Current & past employers:	Capital One Financial
Education:	Saint Bonaventure University

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to replace my kitchen floors (currently Vinyl) with laminate and also I would like to replace my kitchen countertops.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,452.00	Public Records On File:	1
Revolving Line Utilization:	45.40%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420102

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420102	$8,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420102. Member loan 420102 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	13.89%
Length of employment:	22 years 6 months	Location:	Southlake, TX

Home town:	Chino Hills
Current & past employers:	KPMG LLP
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Please help - just need to get some short term cash flow to survive a rough patch. Will refi some credit and get in a better position. Thanks.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	55
Revolving Credit Balance:	$84,373.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420220	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420220. Member loan 420220 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Slalom Consutling	Debt-to-income ratio:	14.65%
Length of employment:	4 months	Location:	Chicago, IL

Home town:
Current & past employers:	Slalom Consutling, Project Leadership Associates
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for taking the time to look at my request. I am currently in a problem as I need to pay almost $10.000 in Medical Expenses and I only have available $3000.00 of them. I am looking for a short term loan (12 Months) I am really responsible with bills and will pay it as agreed. Thanks Again Jose Girbes

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,454.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420239	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420239. Member loan 420239 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	10.43%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:	Saratoga
Current & past employers:	Self-employed, Legal Zoom
Education:	UC Santa Barbara, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to use this loan to help us finish off what remains of our credit card debt. We will probably use some of it for moving expenses as well, because we are starting a family and will be moving to a larger home in September. In the past year, my wife and I have reduced our combined debt by about 75%. This is our second time using Lending Club as a borrower. The first loan ($6,000) we were able to pay off early (after about 6 or 7 months I think). We plan to pay this new loan off in about 2 years. Please feel free to ask any questions. Thanks for looking.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	57
Revolving Credit Balance:	$11,895.00	Public Records On File:	1
Revolving Line Utilization:	43.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420276	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420276. Member loan 420276 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Harbor City Investments	Debt-to-income ratio:	22.47%
Length of employment:	16 years 1 month	Location:	Melbourne Beach, FL

Home town:	Hingham
Current & past employers:	Harbor City Investments, New England Telephone
Education:	Bay State College

This borrower member posted the following loan description, which has not been verified:

I am tired of the games the credit card companies are playing. With the new laws going into affect all of the companies seem to be raising rates and fees before the deadline. I have NO late payments, have lived in my current home for over 20 years and in the same business almost the whole time. I am also not overly fond of banks, since they usually are the owners of credit card companies.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,374.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420282	$16,750	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420282. Member loan 420282 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Chilis	Debt-to-income ratio:	2.52%
Length of employment:	1 year 5 months	Location:	Brighton, MI

Home town:	Milford
Current & past employers:	Chilis, Kohl's Corp.
Education:	Washtenaw Community College, Madonna University, Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am interested in getting this loan so I can afford to go to school, keep up with my monthly expenses, and graduate in two years with my nursing degree.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420303	$4,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420303. Member loan 420303 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	jfc international	Debt-to-income ratio:	8.74%
Length of employment:	5 years 7 months	Location:	long beach, CA

Home town:	los angeles,ca
Current & past employers:	jfc international, jfk international
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to buy a house i would like to put a high down payment along with what i have saved to have a low house payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,811.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420306	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420306. Member loan 420306 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Aspire Communications	Debt-to-income ratio:	0.24%
Length of employment:	2 years 10 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Aspire Communications
Education:

This borrower member posted the following loan description, which has not been verified:

My loan request is for the purpose of paying for medical expenses for my sister who fractured her hip while she is here visiting my family. She lives overseas and her insurance doesn't cover her here in the US, however, our doctors said it would be very dangerous for her to fly without having an operation first because the 20-hour flight would create life threatening blood clots. The estimated costs for the surgery is around $34,000, including hospital stay. My sister can only cover $5,000 of that on her own while she is here in the US because she only has savings back home. So my plan is to request for a $25,000 loan from the Lending Club community, and put the remaining $4,000 on my credit card. I have excellent credit and I do have sufficient credit limits on my credit cards, but I do not want to use more than 10-20 percent of the credit limit on the credit cards because this is the way I maintain good credit rating, plus credit card interest rates are variable and are high. I have no debt, other than my mortgage which is less than 10 years from being paid off at very low interest rate, so my income can more than afford the monthly payment of this loan. I always pay my bills on time, and if I can pay off the debt early, I do, which we plan to do with this loan. Once my sister heals from her surgery and can go home, she will withdraw money from her savings to pay me back for this loan, at which time, I plan to pay off the loan completely. I hope my excellent payment history will prove that I will be an ideal borrower and give you the confidence to grant me this loan. Thank you for your consideration and investments.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420314	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420314. Member loan 420314 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,650 / month
Current employer:	Bay Village of Sarasota	Debt-to-income ratio:	3.79%
Length of employment:	6 years	Location:	Bradenton, FL

Home town:	La Habana
Current & past employers:	Bay Village of Sarasota, THE GLENRIDGE ON PALMER RANCH
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Loan Purpose: Home Improvement (Painting, Landscaping and Remodeling Kitchen and Bathrooms). Properly planned and executed, Home Improvement and Repair Projects "add" comfort and "value" to my home

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,293.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420315	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420315. Member loan 420315 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,367 / month
Current employer:	Calcasieu Refining Company	Debt-to-income ratio:	16.41%
Length of employment:	10 months	Location:	Westlake, LA

Home town:	Westlake
Current & past employers:	Calcasieu Refining Company, AltairStrickland Turnaround Group, Chicago Bridge and Iron, Primerica Financial Services, Beauregard Parish School Board
Education:	McNeese State University

This borrower member posted the following loan description, which has not been verified:

Well, I currently found a 1999 Champion Bass Boat that has been garaged kept and is in immaculate condition that I want to purchase. I have a camp on the lake, but dont have a boat. I want to buy a used boat that has been taken care of rather than spend $40,000 on a new one. I tried to get financing, but I cant get a bank to finance the boat due to the age of the boat. They say it is not old enough. The boat looks brand new. I have a good steady job as a Proccess Safety Manager at a local refinery and I have good credit. My debt to income is throwed off a little, because everything me and my wife own is in my name. She went through a bad divorce 4 years ago and her credit was screwed up. She works as a school bus driver and recieves child support, but I can never claim her income due to her credit history. I want a boat to create memories for my family and kids.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	7
Revolving Credit Balance:	$7,436.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420336	$1,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420336. Member loan 420336 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,812 / month
Current employer:	J&S Masonry	Debt-to-income ratio:	3.63%
Length of employment:	20 years 4 months	Location:	tacoma, WA

Home town:	Sacramento
Current & past employers:	J&S Masonry
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a lower interest loan to pay down some higher rate debt I've incurred over the last couple of years. In my quest to achieve financial freedom within the next two years I've come up with a solid budget to live by. Sick and tired of the roller coaster that I've bought into and would like help to start the process of prosperous living without the false security credit cards have provided. With $1000.00 I can pay off a couple of my smaller high interest credit cards and apply the minimum amount, once used to pay those two, plus the minimum I would usually apply towards the higher balance cards. Thus creating the snowball effect. I'm figuring that within eighteen months I will have freed up over 880.00 a month that can then be put into a high yield money market account and making money..becoming an assett instead of liability. I am a thirty nine year old man that has worked with Local Union number 1 here in Seattle for over 20 years. There have been short periods of unemployment due to weather (it is Seattle), and temporary breaks in construction scheduling. Over the last 20 years I have never been out of work for more than a month, even during those times I was motivated to find side jobs to make ends meet and pay what was due. Thank you for considering my request to help start my journey to financial freedom..

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,795.00	Public Records On File:	1
Revolving Line Utilization:	95.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420375	$1,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420375. Member loan 420375 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ed smith masonary	Debt-to-income ratio:	23.12%
Length of employment:	8 months	Location:	cortland, NY

Home town:	ithaca
Current & past employers:	ed smith masonary
Education:

This borrower member posted the following loan description, which has not been verified:

i need this money so i can have enought money for the down payment on our new apartment.had to move out of our old place because it was to small. we just recently had a new baby so we need a bigger place. hope you can help us

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420406	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420406. Member loan 420406 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	academy mailboxes inc.	Debt-to-income ratio:	21.87%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	academy mailboxes inc.
Education:

This borrower member posted the following loan description, which has not been verified:

looking to get out of my debt by consolidating it to one low monthly payment.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,131.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420411	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420411. Member loan 420411 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	superior bank	Debt-to-income ratio:	4.31%
Length of employment:	6 months	Location:	Montgomery, AL

Home town:	New Orleans
Current & past employers:	superior bank, Starbucks, Chick-Fil-A
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 cards with balance of apx. $2500 with a 29.99% interest rate and a 27.99% interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,329.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420457	$5,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420457. Member loan 420457 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Simple Home Buyer, Inc	Debt-to-income ratio:	22.59%
Length of employment:	3 years	Location:	Rocky Face, GA

Home town:	Dalton
Current & past employers:	Simple Home Buyer, Inc, Simple Homes LLC, Simple Management Services LLC
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Loan Request: I am a full time real estate investor. With the drought in financing to acquire homes I have lately been buying mobile homes located in mobile home parks with cash and renting them out. I buy the mobiles with my cash and rehab them. Once the home is completed and filled with a tenant or tenant/buyer I obtain a private lending loan to recover my cost and to move on to the next project. This loan would cover my acquisition and rehab cost for the property. The tenant pays a weekly rent of $120 a week. The lot rent is $170 a month. This property cash flows approximately $350 a month averaged out over the course of a year leaving plenty of room for a loan of $5000. My Experience: I have acquired over 50 properties in the past 3 years and run a property management company that manages over 150 units in the Northwest Georgia area. I have raised over $500,000 in private money for acquiring single family homes over the past 3 years and continue to do so. I can provide documentation of security deeds for mortgages from my private lenders and the cancellations showing that the loans were paid off. I have two full time contractors that work for me and rehab the properties that we acquire and we quickly fill most all of our units. My private money website for the single family homes is located at http://www.privatedollar.com. My management company's website is located at http://www.picksimple.com. Please note that my credit rating may seem risky however in general my score is most affected by my debt to income. I have several mortgages on my report in addition the income on my tax returns being lower due to the number of deductions I take from my business so please keep that in mind. There are no late payments and I can provide references of private lenders who my local area who will verify my timely payments and also references of lenders who have loaned me money before and that I have paid off. Thank you and I look forward to working with you. Sincerely, Michael Shane Wilson

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$22,312.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420464	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420464. Member loan 420464 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,392 / month
Current employer:	GBA	Debt-to-income ratio:	21.81%
Length of employment:	2 years 1 month	Location:	spring hill, KS

Home town:	Aurora
Current & past employers:	GBA, University of Missouri - Columbia
Education:	University of Missouri-Columbia, University of Missouri-Rolla

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for the purpose of financing a vehicle due to the birth of a child. Due to the low cost of the vehicle and private seller an auto loan is not the best option. My wife and I both have great credit and repayment history and most importantly secure employment. Thank you.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,369.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420472	$20,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420472. Member loan 420472 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	9.94%
Length of employment:	n/a	Location:	North Hollywood, CA

Home town:	Yerevan
Current & past employers:	Gohar Gulasarian
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the marketing business and I would need this loan to help me purchase merchandice and hire a new worker. This loan would help me out a lot to get back on my feet and take my business forward. Thank you ! Tigran Danielyan

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 420490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420490	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420490. Member loan 420490 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Curtis-Rosenthal, Inc.	Debt-to-income ratio:	10.29%
Length of employment:	17 years	Location:	Redondo Beach, CA

Home town:	Arcadia
Current & past employers:	Curtis-Rosenthal, Inc., Dockins Company (Appraisal Firm - Redondo Beach)
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I recently moved into a new rental unit at the beginning of June. I had been living for the past 2+ years with a roommate and I had paid the full security deposit of $3,000. With the OK of my landlord, I vacated and my roommate decided to remain at the house on a month-to-month basis. My name has been taken off of the lease. The landlord has retained the security deposit since one roommate remained and advise me to settle the security deposit issue with the remaining roommate. My former-roommate promised to fully reimburse me for the security deposit by mid-June but has failed to do so. Now my former roommate has advised me that she will be giving notice to vacate by the end of July and will tell the landlord that the security deposit should be returned to me. In the mean time, I have paid to get into my new place and had been expecting to have the use of my security deposit funds. My loan request is to cover this money that I previously though I would have the use of but now will likely have to wait until mid-August to actually recieve. I have been employed at my present job for the past 17-years and have a solid repayment record with my accounts. Tom Curtis

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,324.00	Public Records On File:	1
Revolving Line Utilization:	79.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 255 dated June 24, 2009